As filed with the Securities and Exchange Commission on January 6, 2021
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21167
NEUBERGER BERMAN CALIFORNIA MUNICIPAL FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman California Municipal Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Municipal Closed-End Funds Neuberger Berman California Municipal Fund Inc. Neuberger Berman Municipal Fund Inc. Neuberger Berman New York Municipal Fund Inc.

Annual Report October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

PRESIDENT’S LETTER	1

PORTFOLIO COMMENTARIES	2

SCHEDULES OF INVESTMENTS
California Municipal Fund Inc.	6
Municipal Fund Inc.	11
New York Municipal Fund Inc.	22

FINANCIAL STATEMENTS	28

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Municipal Fund Inc.	40
Municipal Fund Inc.	41
New York Municipal Fund Inc.	42

Report of Independent Registered Public Accounting Firm	44

Fund investment objectives, policies and risks
California Municipal Fund Inc.	45
Municipal Fund Inc.	46
New York Municipal Fund Inc.	47

Distribution reinvestment plan for each Fund	53
Directory	56
Directors and officers	57
Proxy voting policies and procedures	68
Quarterly portfolio schedule	68
Notice to stockholders	69
Report of votes of stockholders	70
Board consideration of the management agreements	71

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2020 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this annual report for Neuberger Berman California Municipal Fund Inc. (NBW), Neuberger Berman Municipal Fund Inc. (NBH) and Neuberger Berman New York Municipal Fund Inc. (NBO and, together with NBW and NBH, the Funds) for the 12 months ended October 31, 2020 (the reporting period). The report includes for each Fund a portfolio commentary, a listing of the Fund’s investments and its audited financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from federal income tax and, for the state-specific Funds, NBW seeks to provide income that is also exempt from California’s personal income taxes and NBO seeks to provide income that is also exempt from New York State and New York City personal income tax. The Funds may invest in securities the interest on which is subject to the federal alternative minimum tax.

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with tax-exempt current income over the long term with less volatility and risk.

As of the date of this letter, the COVID-19 pandemic situation remains fluid, and the extent of its impact on financial markets and the global economy remains uncertain. We encourage you to visit the “Investment Strategies – Closed-End Funds – Literature” section of our website at www.nb.com, where we offer the Funds’ quarterly factsheets, which include portfolio manager commentary and market analysis.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients; and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management Team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to watch the effectiveness of efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies and will continue to monitor and adapt as necessary the firm’s operations and processes in the effort to most effectively manage portfolios.

Thank you for your confidence in the Funds. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

1

Neuberger Berman Municipal Closed-End Funds Portfolio Commentaries (Unaudited)

For the 12-months ended October 31, 2020 (the reporting period), on a net asset value (NAV) basis, all three of the Neuberger Berman Municipal Closed-End Funds underperformed their benchmark, the Bloomberg Barclays 10-Year Municipal Bond Index (the Index). Neuberger Berman California Municipal Fund (NBW), Neuberger Berman Municipal Fund (NBH) and Neuberger Berman New York Municipal Fund (NBO and, together with NBW and NBH, the Funds) posted 1.57%, 1.40% and 1.45% total returns, respectively, whereas the Index generated a 4.11% total return. Fund performance on a market price basis is provided in the table immediately following this commentary. The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) did not meaningfully contribute to performance given the heighted volatility seen during the reporting period.

The investment-grade municipal bond market generated a positive absolute return, but underperformed the taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned 3.59% for the reporting period, whereas the investment grade taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 6.19%. Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period, due to the impact from the COVID-19 pandemic, periods of robust demand for “safe-haven” assets and unprecedented monetary policy accommodation from the U.S. Federal Reserve Board. While the municipal market generated positive returns over eight of the twelve months covered by this reporting period, a large portion of those gains were offset by the negative returns in March and April 2020. This was triggered by increased investor risk aversion and concerns about market liquidity and finances in a number of municipalities.

The Funds maintained a lower credit quality relative to that of the Index as we sought to generate additional yield. In particular, an overweight to securities rated BBB and below versus the Index was negative for results, as they lagged higher quality bonds given several periods of investor risk aversion during the reporting period. Security selection of lower rated bonds was also a headwind for performance. For all three Funds, yield curve positioning was a headwind to performance due to the curve steepening and our more barbelled approach relative to the Index. On the upside, all three Funds benefited from security selection in the tobacco sector. For NBH, an underweight to New York was beneficial, given the adverse impact on New York from the pandemic.

Among the changes made to the Funds’ portfolios during the reporting period, we selectively increased the overall credit quality of the portfolios given the uncertainties associated with the pandemic. We also selectively purchased securities that had sold off during the market’s sharp downturn in the spring at the onset of the COVID-19 pandemic.

Given the unusual circumstances caused by the pandemic, we believe the path forward for the global economy is prone to a wider-than-usual range of potential outcomes. The strength of risk assets in recent months reflects a broad assumption of economic recovery in late 2020 and beyond, but whether those expectations are met remains to be seen and the answer largely depends on the path of the virus. Even assuming relatively positive outcomes on COVID-19, various data still indicate extensive capacity in the economy, and it will take time to gather momentum and gradually absorb the millions who are now out of work. Returning to pre-crisis levels of output will most likely be a multiyear process, in our view. That said, we believe that potential additional stimulus, if it is indeed forthcoming, could maintain an economic floor and possibly accelerate improvement. With regard to the municipal bond market, we feel that supply/demand technicals remain positive. Generally speaking, the market has recovered to pre-COVID-19 levels. Manageable new issue supply and strong investor demand remain the primary factors supporting the market. While large unknowns exist regarding the political landscape and fiscal policy, we remain hopeful of political support for state and local governments, which comprise approximately 16% of the U.S. economy. Our long-term view remains consistent, that tax-free municipal bonds are one of the few tax-advantaged, high quality investment options for high-marginal tax bracket investors.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

The portfolio composition, industries and holdings of each Fund are subject to change without notice.

The opinions expressed are those of the Funds’ portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by a Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

The bond rating noted above represent segments of the Bloomberg Barclays 10-Year Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

2

TICKER SYMBOLS
California Municipal Fund Inc.	NBW
Municipal Fund Inc.	NBH
New York Municipal Fund Inc.	NBO

CALIFORNIA MUNICIPAL
FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.5%
California	88.0
Illinois	0.8
Kansas	0.3
Louisiana	0.4
New Jersey	0.4
New York	0.5
North Carolina	0.3
Ohio	3.2
Pennsylvania	1.5
Puerto Rico	3.6
Texas	0.3
Wisconsin	0.2
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

NEW YORK MUNICIPAL
FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.5%
California	3.0
Illinois	0.9
Kansas	0.4
Louisiana	0.5
New York	86.1
Ohio	0.2
Pennsylvania	1.8
Puerto Rico	4.6
Texas	0.3
Wisconsin	0.3
Other	1.4
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Average Annual Total Return
	Inception	Ended 10/31/2020
At NAV[2]	Date	1 Year	5 Years	10 Years	Life of Fund
California Municipal Fund	9/24/2002	1.57%	4.28%	5.00%	5.55%
Municipal Fund	9/24/2002	1.40%	4.06%	5.56%	5.80%
New York Municipal Fund	9/24/2002	1.45%	3.32%	4.07%	4.92%
At Market Price[3]
California Municipal Fund	9/24/2002	-3.82%	0.87%	3.74%	4.31%
Municipal Fund	9/24/2002	-4.23%	3.60%	5.22%	5.29%
New York Municipal Fund	9/24/2002	-2.33%	0.74%	2.31%	3.71%
Index
Bloomberg Barclays 10-Year
Municipal Bond Index[4]		4.11%	3.86%	4.24%	4.53%

Listed closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of a Fund’s common stock.

The investment return and market price will fluctuate and shares of a Fund’s common stock may trade at prices above or below NAV. Shares of a Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“NBIA”) had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
Alabama	0.4%	New Hampshire	0.2
American Samoa	0.4	New Jersey	6.6
Arizona	1.6	New Mexico	0.3
California	20.0	New York	10.5
Colorado	3.3	North Carolina	3.0
Connecticut	0.2	Ohio	3.4
District of Columbia	1.4	Oklahoma	0.7
Florida	5.3	Oregon	0.0
Georgia	0.7	Pennsylvania	4.2
Guam	0.3	Puerto Rico	3.9
Hawaii	1.7	Rhode Island	0.7
Illinois	12.5	South Carolina	0.9
Indiana	1.1	Tennessee	0.5
Iowa	0.5	Texas	3.2
Kentucky	0.3	Utah	1.9
Louisiana	1.6	Vermont	1.5
Massachusetts	1.4	Virginia	0.1
Michigan	1.5	Washington	1.8
Minnesota	0.1	Wisconsin	1.6
Mississippi	0.3	Total	100.0%
Nevada	0.4

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

3

Endnotes

1	A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain stockholders.

2	Returns based on the NAV of each Fund.

3	Returns based on the market price of shares of each Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on any of the Neuberger Berman Municipal Closed-End Funds, call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index
Bloomberg Barclays 10-Year Municipal Bond Index:

The index is the 10-year (8-12 years to maturity) component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBIA and include reinvestment of all income dividends and other distributions, if any. Each Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Schedule of Investments California Municipal Fund Inc.^
October 31, 2020

PRINCIPAL AMOUNT		VALUE

Municipal Notes 163.7%

American Samoa 0.8%
$600,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$691,392

California 144.0%
1,000,000	Bay Area Toll Au. Toll Bridge Rev., Ser. 2013-S-4, 5.00%, due 4/1/2027	1,114,620
	Pre-Refunded 4/1/2023
	California Ed. Facs. Au. Ref. Rev. (Univ. of Redlands)
250,000	Ser. 2016-A, 5.00%, due 10/1/2028	288,400
260,000	Ser. 2016-A, 3.00%, due 10/1/2029	270,379
400,000	Ser. 2016-A, 3.00%, due 10/1/2030	413,028
1,000,000	California Ed. Facs. Au. Rev. (Green Bond- Loyola Marymount Univ.), Ser. 2018-B, 5.00%,	1,200,040
	due 10/1/2048
1,283,684	California HFA Muni. Cert., Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,410,936
1,000,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%,	1,075,030
	due 11/15/2026
500,000	California Infrastructure & Econ. Dev. Bank Rev. (Wonderful Foundations Charter Sch.	514,250	(a)
	Portfolio Proj.), Ser. 2020-A-1, 5.00%, due 1/1/2055
1,000,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union	1,001,520
	High Sch. Dist. Fin.), Ser. 2010, 5.13%, due 8/15/2024
1,000,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014,	1,053,030	(a)
	5.63%, due 7/1/2044
500,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.), Ser. 2014,	536,020
	5.13%, due 7/1/2029
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
255,000	Ser. 2015-A, 4.50%, due 10/1/2025	265,088
1,115,000	Ser. 2019-A, 5.00%, due 10/1/2049	1,150,624	(a)
1,000,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016,	1,085,470	(a)
	5.00%, due 7/1/2031
500,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	536,465	(a)
	California Muni. Fin. Au. Rev. (Biola Univ.)
375,000	Ser. 2013, 4.00%, due 10/1/2025	398,284
410,000	Ser. 2013, 4.00%, due 10/1/2026	433,403
455,000	Ser. 2013, 4.00%, due 10/1/2027	479,147
600,000	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/2026	627,918
	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group)
605,000	Ser. 2014-A, 4.00%, due 1/1/2027	627,942
630,000	Ser. 2014-A, 4.00%, due 1/1/2028	652,334
330,000	Ser. 2014-A, 4.00%, due 1/1/2029	340,887
2,000,000	California Muni. Fin. Au. Std. Hsg. Rev. (CHF-Davis I, LLC-West Village Std. Hsg. Proj.),	2,156,280
	Ser. 2018, (BAM Insured), 4.00%, due 5/15/2048
400,000	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	451,324	(a)
	5.00%, due 7/1/2030
1,500,000	California Sch. Fac. Fin. Au. Rev. (Green Dot Pub. Sch. Proj.), Ser. 2018-A, 5.00%,	1,701,960	(a)
	due 8/1/2048
	California Sch. Fac. Fin. Au. Rev. (KIPP LA Proj.)
400,000	Ser. 2017-A, 4.00%, due 7/1/2023	428,344	(a)
290,000	Ser. 2014-A, 4.13%, due 7/1/2024	308,209
375,000	Ser. 2017-A, 5.00%, due 7/1/2025	435,773	(a)
130,000	Ser. 2017-A, 5.00%, due 7/1/2027	157,162	(a)
2,195,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 3.00%,	2,333,878
	due 6/1/2029
	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.)
15,000	Ser. 2012-AN, 5.00%, due 12/1/2021	15,766
540,000	Ser. 2012-AN, 5.00%, due 12/1/2021	567,772
	California St. G.O.
1,500,000	Ser. 2012, 5.00%, due 2/1/2027	1,587,030
2,000,000	Ser. 2020, 3.00%, due 11/1/2050	2,092,020
1,390,000	California St. Hlth. Fac. Fin. Au. Rev. (Commonspirit Hlth. Oblig.), Ser. 2020-A, 4.00%,	1,525,316
	due 4/1/2049

See Notes to Financial Statements	6

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$2,000,000	California St. Poll. Ctrl. Fin. Au. Rev. (San Jose Wtr. Co. Proj.), Ser. 2016, 4.75%,	$2,256,160
	due 11/1/2046
710,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California	355,000	(a)(b)
	LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027
600,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.),	186,000	(a)(b)
	Ser. 2019, 7.50%, due 12/1/2039
550,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac.	531,190	(a)
	LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040
1,910,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/2027	2,013,732	(a)
415,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group),	438,223	(a)
	Ser. 2016, 4.50%, due 6/1/2031
400,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due	433,616	(a)
	6/1/2031
1,060,000	California St. Sch. Fin. Au. Ed. Facs. Rev. (New Designs Charter Sch. Administration Campus	1,115,109	(a)
	Proj.), Ser. 2019-A, 5.00%, due 6/1/2050
365,000	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.),	384,414	(a)
	Ser. 2014-A, 5.35%, due 8/1/2024
1,200,000	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts	1,157,064	(a)
	Proj.), Ser. 2019, 5.25%, due 7/1/2052
1,325,000	California Statewide CDA Hosp. Rev. (Methodist Hosp. of Southern Proj.),	1,405,189
	Ser. 2018, 4.25%, due 1/1/2043
400,000	California Statewide CDA Multi-Family Hsg. Rev. (Irvine Apt. Comm. LP), (LOC:	400,000	(c)
	Wells Fargo Bank N.A.), Ser. 2001-W-3, 0.12%, due 4/1/2025
720,000	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A,	826,236
	(AGM Insured), 5.00%, due 10/1/2026
500,000	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2018-A, 5.50%,	565,070	(a)
	due 12/1/2058
700,000	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/2028	796,845
600,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%,	621,816	(a)
	due 6/1/2036
1,500,000	California Statewide CDA Rev. Ref. (Loma Linda Univ. Med. Ctr.), Ser. 2014-A, 5.25%,	1,667,595
	due 12/1/2029
1,500,000	California Statewide CDA Rev. Ref. (Redlands Comm. Hosp.), Ser. 2016, 4.00%,	1,593,570
	due 10/1/2041
955,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. #2007-01	1,072,016
	Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025
2,055,000	California Statewide CDA Std. Hsg. Rev. (Univ. of Irvin Campus Apts. Phase IV),	2,342,947
	Ser. 2017-A, 5.00%, due 5/15/2032
500,000	California Statewide CDA Std. Hsg. Rev. Ref. (Baptist University), Ser. 2017-A, 5.00%,	541,335	(a)
	due 11/1/2032
2,000,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A,	2,475,900
	(BAM Insured), 5.00%, due 8/1/2031
	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev.
350,000	Ser. 2013-A, 5.00%, due 9/1/2026	390,306
560,000	Ser. 2013-A, 5.00%, due 9/1/2027	622,446
1,365,000	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%,	1,369,791
	due 12/15/2021
2,000,000	Davis Joint Unified Sch. Dist. Cert. of Participation (Yolo Co.), Ser. 2014, (BAM Insured),	2,258,380
	4.00%, due 8/1/2024
1,250,000	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A,	1,459,587
	(AGM Insured), 5.00%, due 9/1/2025
1,500,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., Subser. 2014-B2, 3.50%,	1,587,720
	due 1/15/2053
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
2,000,000	Ser. 2018-A-1, 5.00%, due 6/1/2047	2,056,920
5,000,000	Ser. 2018-A-2, 5.00%, due 6/1/2047	5,142,300
1,000,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A,	1,292,120
	(AGM Insured), 6.75%, due 8/1/2040 Pre-Refunded 8/1/2025
1,000,000	Inglewood Unified Sch. Dist. Facs. Fin. Au. Rev., Ser. 2007, (AGM Insured), 5.25%,	1,195,810
	due 10/15/2026
	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2)
150,000	Ser. 2013, 4.00%, due 9/1/2023	165,285

See Notes to Financial Statements	7

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$300,000	Ser. 2013, 4.00%, due 9/1/2024	$329,943
450,000	Ser. 2013, 4.00%, due 9/1/2025	493,821
645,000	Ser. 2013, 3.50%, due 9/1/2026	694,194
690,000	Ser. 2013, 3.63%, due 9/1/2027	741,757
680,000	Jurupa Pub. Fin. Auth. Spec. Tax Rev., Ser. 2014-A, 5.00%, due 9/1/2024	792,656
	La Verne Cert. of Participation (Brethren Hillcrest Homes)
315,000	Ser. 2014, 5.00%, due 5/15/2026 Pre-Refunded 5/15/2022	340,512
500,000	Ser. 2014, 5.00%, due 5/15/2029 Pre-Refunded 5/15/2022	540,495
1,105,000	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/2026	1,177,289
300,000	Los Angeles City Multi-Family Rev., (LOC: JP Morgan Chase Bank N.A.), Ser. 1994-A, 0.16%,	300,000	(c)
	due 8/1/2026
3,150,000	Los Angeles Co. Metro. Trans. Au. Rev. (Green Bond), Ser. 2020-A, 5.00%, due 6/1/2031	4,240,341
2,000,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%,	2,125,840
	due 3/1/2027 Pre-Refunded 3/1/2022
400,000	Metropolitan Wtr. Dist. So. California, Ser. 2018-A-1, (LOC: Toronto Dominion Bank),	400,000	(c)
	0.10%, due 7/1/2037
1,385,000	Ohlone Comm. College Dist. G.O. (Election 2010), Ser. 2014-B, 0.00%, due 8/1/2029	1,077,128
500,000	Oroville Rev. (Oroville Hosp.), Ser. 2019, 5.25%, due 4/1/2049	537,405
1,490,000	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/2024	1,612,925
1,250,000	Palomar Hlth. Ref. Rev., Ser. 2016, 4.00%, due 11/1/2039	1,277,413
1,000,000	Rancho Cucamonga Redev. Agcy. Successor Agcy. Tax Allocation Rev. (Rancho Redev. Proj.),	1,157,150
	Ser. 2014, (AGM Insured), 5.00%, due 9/1/2027
	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road)
105,000	Ser. 2013, 4.00%, due 9/1/2021	107,836
600,000	Ser. 2013, 5.00%, due 9/1/2025	645,336
	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation)
1,320,000	Ser. 2013-B, 0.00%, due 6/1/2022	1,279,793
1,500,000	Ser. 2013-B, 0.00%, due 6/1/2023	1,428,555
	Romoland Sch. Dist. Spec. Tax Ref. (Comm. Facs. Dist. Number 2006-1)
100,000	Ser. 2017, 4.00%, due 9/1/2029	112,209
200,000	Ser. 2017, 4.00%, due 9/1/2030	221,918
525,000	Ser. 2017, 3.25%, due 9/1/2031	546,226
1,700,000	Sacramento Area Flood Ctrl. Agcy. Ref. (Consol Cap. Assessment Dist. Number 2),	2,046,834
	Ser. 2016-A, 5.00%, due 10/1/2047
	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.)
1,000,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/2024	1,203,960
400,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/2026	514,820
1,950,000	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/2033	2,338,030
500,000	Sacramento Spec. Tax (Natomas Meadows Comm. Facs. Dist. Number 2007-01),	549,425	(a)
	Ser. 2017, 5.00%, due 9/1/2047
280,000	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured),	280,515
	4.95%, due 12/1/2022
1,070,000	San Juan Unified Sch. Dist. G.O., Ser. 2012-C, 4.00%, due 8/1/2025 Pre-Refunded 8/1/2021	1,100,559
685,000	San Mateo Foster City Sch. Dist. G.O. (Election 2015), Ser. 2016-A, 4.00%, due 8/1/2029	803,601
	Pre-Refunded 8/1/2025
	San Mateo Union High Sch. Dist. G.O. (Election 2010)
105,000	Ser. 2011-A, 0.00%, due 9/1/2025	82,495
895,000	Ser. 2011-A, 0.00%, due 9/1/2025 Pre-Refunded 9/1/2021	703,756
1,390,000	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009,	1,394,976
	(Assured Guaranty Insured), 5.00%, due 12/1/2021
	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.)
310,000	Ser. 2013, (BAM Insured), 3.25%, due 6/1/2025	331,381
575,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2026	616,435
325,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2027	346,889
270,000	Ser. 2013, (BAM Insured), 3.50%, due 6/1/2028	287,059
1,000,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/2027	1,068,860
1,000,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.),	1,069,460
	Ser. 2013, 5.00%, due 8/1/2026
170,000	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds,	187,765
	Ser. 2010, (AGM Insured), 6.50%, due 12/1/2037
1,145,000	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds	1,447,589
	(Unrefunded), Ser. 2010, (AGM Insured), 6.50%, due 12/1/2037

See Notes to Financial Statements	8

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$2,000,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%,	$2,248,420
	due 9/1/2025
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref.	604,105
	(San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048
3,000,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	4,315,110
	6.88%, due 8/1/2037
3,500,000	William S. Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B,	3,310,370
	(AGM Insured), 0.00%, due 9/1/2026
2,250,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	2,501,032	(d)
	0.00%, due 8/1/2036
		121,489,529

Illinois 1.2%
1,000,000	Chicago Ref. G.O., Ser. 2003-B, 5.00%, due 1/1/2023	1,036,450

Kansas 0.5%
440,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019,	431,248
	3.60%, due 6/1/2030

Louisiana 0.6%
500,000	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser.	534,525
	2013-A, 7.63%, due 12/15/2028

New Jersey 0.7%
580,000	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due	594,297
	9/15/2023

New York 0.8%
650,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/2034	686,101

North Carolina 0.6%
450,000	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for	455,081
	Aging, Inc.), Ser. 2012-A, 4.25%, due 3/1/2024

Ohio 5.3%
3,900,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2,	4,172,415
	5.00%, due 6/1/2055
280,000	So. Ohio Port. Exempt Fac. Au. Rev., (PureCycle Ohio LLC), Ser. 2020-A, 7.00%, due	280,179
	12/1/2042
		4,452,594

Pennsylvania 2.4%
	Pennsylvania St. Turnpike Commission Rev.
285,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	286,277
305,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	306,366
1,410,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	1,416,373
		2,009,016

Puerto Rico 5.8%
1,000,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/2021	1,020,840
3,662,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	3,892,157
		4,912,997

See Notes to Financial Statements	9

Schedule of Investments California Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Texas 0.6%
$300,000	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.),	$60,000	(a)(b)
	Ser. 2015, 7.75%, due 1/1/2045
450,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.),	400,873
	Ser. 2018-A, 7.25%, due 12/1/2053
		460,873

Wisconsin 0.4%
300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	326,535	(a)
	Total Investments 163.7% (Cost $127,971,039)	138,080,638
	Other Assets Less Liabilities 1.5%	1,265,044
	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized	(54,979,521)
	deferred offering costs of $20,479) (65.2)%
	Net Assets Applicable to Common Stockholders 100.0%	$84,366,161

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $16,792,931, which represents 19.9% of net assets applicable to common stockholders of the Fund.

(b)	Defaulted security.

(c)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2020.

(d)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$138,080,638	$—	$138,080,638
Total Investments	$—	$138,080,638	$—	$138,080,638

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	10

Schedule of Investments Municipal Fund Inc.^
October 31, 2020

PRINCIPAL AMOUNT		VALUE

Municipal Notes 160.1%

Alabama 0.7%
$1,900,000	Selma IDB Rev. (Int’l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/2035	$1,977,349

American Samoa 0.7%
1,700,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	1,958,944

Arizona 2.6%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.),	538,190	(a)
	Ser. 2016, 5.00%, due 7/1/2036
1,410,000	Maricopa Co. Ind. Dev. Au. Sr. Living Facs. Rev. (Christian Care Surprise, Inc. Proj.),	1,406,729	(a)
	Ser. 2016, 5.00%, due 1/1/2026
2,250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	2,467,485	(a)
1,810,000	Phoenix Ind. Dev. Au. Ed. Rev. (Great Hearts Academies Proj.), Ser. 2014, 3.75%,	1,880,843
	due 7/1/2024
395,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%,	378,754
	due 7/1/2036
400,000	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%,	425,520
	due 7/1/2024
		7,097,521

California 32.0%
1,000,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%,	1,075,030
	due 11/15/2026
1,725,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union	1,727,622
	High Sch.), Ser. 2010, 5.13%, due 8/15/2024
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.)
465,000	Ser. 2014, 5.00%, due 7/1/2024	486,488	(a)
630,000	Ser. 2014, 5.13%, due 7/1/2029	669,318	(a)
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.)
595,000	Ser. 2014, 5.00%, due 7/1/2024	626,993
430,000	Ser. 2014, 5.13%, due 7/1/2029	460,977
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016,	542,735	(a)
	5.00%, due 7/1/2031
570,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	611,570	(a)
585,000	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	609,459
	4.00%, due 1/1/2026
2,000,000	California Muni. Fin. Au. Std. Hsg. Rev. (CHF-Davis I, LLC-West Village Std. Hsg. Proj.), Ser.	2,288,240
	2018, 5.00%, due 5/15/2051
1,300,000	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	1,466,803	(a)
	5.00%, due 7/1/2030
	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev.
2,155,000	Ser. 2016-A, 2.90%, due 6/1/2028	2,300,247
2,450,000	Ser. 2016-A, 2.95%, due 12/1/2028	2,613,440
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California	235,000	(a)(b)
	LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027
2,000,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser.	620,000	(a)(b)
	2019, 7.50%, due 12/1/2039
1,855,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac.	1,791,559	(a)
	LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040
4,780,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/2027	5,039,602	(a)
2,000,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/2033 Pre-	2,093,520
	Refunded 8/1/2021

See Notes to Financial Statements	11

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$1,000,000	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref., Ser. 2018-A-2,	$1,028,460
	5.00%, due 6/1/2047
2,000,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A,	2,584,240
	(AGM Insured), 6.75%, due 8/1/2040 Pre-Refunded 8/1/2025
590,000	La Verne Cert. of Participation Ref. (Brethren Hillcrest Homes), Ser. 2014, 5.00%,	637,784
	due 5/15/2029 Pre-Refunded 5/15/2022
2,250,000	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. Ref. (Laxfuel Corp.), Ser. 2012, 4.50%,	2,310,953
	due 1/1/2027
3,620,000	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured),	3,534,134
	0.00%, due 8/1/2024
5,750,000	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	7,209,982	(c)
	(Assured Guaranty Insured), 0.00%, due 8/1/2029
5,000,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 6.38%, due 8/1/2034	6,488,850
4,000,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	5,148,200
	5.25%, due 12/1/2026
2,000,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B, 6.38%,	2,429,500
	due 8/1/2034
6,000,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A,	7,107,780	(d)
	0.00%, due 8/1/2032
1,540,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser.	1,646,968
	2013, 5.00%, due 8/1/2026
2,040,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%,	2,293,388
	due 9/1/2025
9,070,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	13,046,016
	6.88%, due 8/1/2037
5,095,000	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009,	4,804,687
	(Assured Guaranty Insured), 0.00%, due 8/1/2026
3,000,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	3,334,710	(e)
	0.00%, due 8/1/2036
		88,864,255

Colorado 5.3%
	Colorado Ed. & Cultural Facs. Au. Rev. (Charter Sch.- Atlas Preparatory Sch. Proj.)
1,285,000	Ser. 2015, 4.50%, due 4/1/2025	1,312,550	(a)
1,000,000	Ser. 2015, 5.13%, due 4/1/2035	1,023,510	(a)
1,350,000	Ser. 2015, 5.25%, due 4/1/2045	1,369,548	(a)
750,000	Colorado Ed. & Cultural Facs. Au. Rev. Ref., Ser. 2014, 4.50%, due 11/1/2029	801,885
5,000,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/2024 Pre-Refunded	5,235,350
	11/15/2021
2,550,000	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/2023	2,603,525	(a)
8,000,000	Villages at Castle Rock Co. Metro. Dist. #6 (Cabs - Cobblestone Ranch Proj.), Ser. 2007-2,	2,482,000
	0.00%, due 12/1/2037
		14,828,368

Connecticut 0.3%
750,000	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/2025	782,813

District of Columbia 2.2%
1,615,000	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured),	1,670,718
	4.10%, due 12/1/2026
1,275,000	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/2022	1,297,134
520,000	Dist. of Columbia Rev. (Howard Univ.), Ser. 2011-A, 6.25%, due 10/1/2023 Pre-Refunded	532,615
	4/1/2021

See Notes to Financial Statements	12

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$650,000	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Prop.), Ser. 2013, 5.00%, due	$599,638
	10/1/2045
2,000,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due	2,074,960
	10/1/2026
		6,175,065

Florida 8.4%
800,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser.	397,856	(a)
	2018-C, 7.50%, due 7/1/2053
1,000,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/2026	1,141,910
	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.)
470,000	Ser. 2012-A, 5.50%, due 6/15/2022	478,361	(a)
3,120,000	Ser. 2013-A, 6.75%, due 12/15/2027	3,440,362
1,750,000	Ser. 2014-A, 5.75%, due 6/15/2029	1,885,065
1,075,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%,	1,053,210
	due 7/1/2036
1,200,000	Florida Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A,	840,000	(a)(b)
	6.38%, due 6/1/2046
100,000	Greater Orlando Aviation Au. Arpt. Facs. Ref. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013,	101,054
	5.00%, due 11/15/2036
9,000,000	Hillsborough Co. Ind. Dev. Au. Hosp. Rev. (Tampa General Hosp. Proj.), Ser. 2020-A, 3.50%,	8,866,080
	due 8/1/2055
1,135,000	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/2027	1,198,707
2,000,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/2025	2,071,960
905,000	Village Comm. Dev. Dist. Number 11 Spec. Assessment Rev., Ser. 2014, 4.13%,	938,793
	due 5/1/2029
1,000,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%,	1,021,960
	due 5/1/2050
		23,435,318

Georgia 1.0%
1,750,000	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A,	1,351,613	(a)(b)
	6.00%, due 7/1/2036
2,000,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser.	1,543,260	(a)
	2019-A, 5.13%, due 1/1/2049
		2,894,873

Guam 0.4%
1,220,000	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.75%, due 11/1/2020	1,220,000

Hawaii 2.7%
5,200,000	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/2024	5,312,008
2,250,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaiian Elec. Co., Inc. - Subsidiary), Ser.	2,268,607
	2019, 3.50%, due 10/1/2049
		7,580,615

See Notes to Financial Statements	13

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Illinois 20.1%
$5,705,000	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/2027	$6,053,804
	Chicago G.O.
250,000	Ser. 2002-2002B, 5.13%, due 1/1/2027	262,253
2,000,000	Ser. 2002-B, 5.00%, due 1/1/2025	2,104,660
1,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	1,008,600
	Chicago Ref. G.O.
1,000,000	Ser. 2005-D, 5.50%, due 1/1/2040	1,037,060
2,500,000	Ser. 2012-C, 5.00%, due 1/1/2024	2,544,675
700,000	Ser. 2014-A, 5.00%, due 1/1/2027	726,243
3,000,000	Ser. 2017-A, 6.00%, due 1/1/2038	3,278,370
	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim)
1,350,000	Ser. 2013-C, 5.45%, due 12/1/2030	1,541,484
1,960,000	Ser. 2013-C, 5.50%, due 12/1/2031	2,235,184
1,560,000	Illinois Fin. Au. Ref. Rev. (Presence Hlth. Network Obligated Group), Ser. 2016-C, 5.00%,	1,904,432
	due 2/15/2031
2,000,000	Illinois Fin. Au. Rev. Ref. (Northwestern Mem. Hlth. Care Obligated Group), Ser. 2017-A,	2,197,840
	4.00%, due 7/15/2047
1,905,000	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC	1,623,022
	Insured), 0.00%, due 6/15/2026
	Illinois St. G.O.
3,900,000	Ser. 2012, 4.00%, due 8/1/2025	3,971,292
1,000,000	Ser. 2013, 5.00%, due 7/1/2023	1,064,090
5,200,000	Ser. 2017-D, 5.00%, due 11/1/2028	5,599,516
4,250,000	Illinois St. G.O. Ref., Ser. 2016, 5.00%, due 2/1/2024	4,552,812
1,180,000	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%,	1,231,625
	due 6/1/2026 Pre-Refunded 6/1/2021
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
945,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2027	1,010,366
1,375,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2028	1,464,953
715,000	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/2029	758,965
	Univ. of Illinois (Hlth. Svc. Facs. Sys.)
2,725,000	Ser. 2013, 5.00%, due 10/1/2027	2,988,262
2,875,000	Ser. 2013, 5.75%, due 10/1/2028	3,203,325
1,500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A,	1,520,280	(a)
	5.25%, due 12/1/2047
1,850,000	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%,	1,867,889
	due 1/1/2031
		55,751,002

Indiana 1.7%
3,055,000	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp.	3,236,772
	Insured), 5.75%, due 12/1/2021
1,000,000	Indianapolis Local Pub. Imp. Bond Bank (Fieldhouse Proj.), Ser. 2020-C, 1.40%,	999,400
	due 6/1/2021
500,000	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/2024	533,360
		4,769,532

Iowa 0.8%
	Iowa St. Higher Ed. Loan Au. Rev. (Des Moines Univ. Proj.)
1,105,000	Ser. 2020, 5.00%, due 10/1/2028	1,368,189
775,000	Ser. 2020, 4.00%, due 10/1/2045	833,683
		2,201,872

Kentucky 0.5%
1,350,000	Ashland City, Kentucky Med. Ctr. Ref. Rev. (Ashland Hosp. Corp. DBA Kings Daughter	1,388,475
	Med. Ctr.), Ser. 2019, (AGM Insured), 3.00%, due 2/1/2040

See Notes to Financial Statements	14

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Louisiana 2.6%
$1,500,000	Louisiana Local Gov’t Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%,	$1,504,665
	due 11/1/2035
1,715,000	Louisiana Local Gov’t. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr.	1,741,754	(a)
	Proj.), Ser. 2017-A, 5.75%, due 2/1/2032
775,000	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser.	828,514
	2013-A, 7.63%, due 12/15/2028
700,000	Louisiana St. Local Gov’t Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.),	691,656	(a)
	Ser. 2019, 3.95%, due 11/1/2043
1,655,000	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010, 4.00%, due	1,718,717
	12/1/2040 Putable 6/1/2022
800,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Subser. 2017-A-1, 2.00%,	801,496
	due 6/1/2037 Putable 4/1/2023
		7,286,802

Massachusetts 2.3%
	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.)
200,000	Ser. 2014-F, 5.00%, due 7/15/2024	216,176
415,000	Ser. 2014-F, 5.00%, due 7/15/2025	448,026
200,000	Ser. 2014-F, 5.00%, due 7/15/2026	215,160
190,000	Ser. 2014-F, 5.00%, due 7/15/2027	203,728
150,000	Ser. 2014-F, 5.00%, due 7/15/2028	160,353
	Massachusetts St. Ed. Fin. Au. Rev.
1,150,000	Ser. 2011-J, 5.00%, due 7/1/2023	1,173,494
1,615,000	Ser. 2012-J, 4.70%, due 7/1/2026	1,649,383
2,245,000	Ser. 2013-K, 4.50%, due 7/1/2024	2,338,055
		6,404,375

Michigan 2.3%
1,500,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM	1,665,345
	Insured), 5.00%, due 7/1/2048
	Michigan St. Hsg. Dev. Au. Rev.
1,935,000	Ser. 2016-C, 2.05%, due 12/1/2022	1,977,144
1,835,000	Ser. 2016-C, 2.15%, due 6/1/2023	1,886,582
750,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (Improvement Proj.), Ser. 2018, 5.00%,	849,473
	due 6/30/2048
100,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	100,065
		6,478,609

Minnesota 0.2%
400,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A,	414,304	(a)
	5.00%, due 6/15/2038

Mississippi 0.5%
1,500,000	Mississippi St. Bus. Fin. Corp. Rev. Ref. (Sys. Energy Res., Inc. Proj.), Ser. 2019, 2.50%,	1,508,850
	due 4/1/2022

See Notes to Financial Statements	15

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Nevada 0.7%
	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy)
$1,300,000	Ser. 2015-A, 4.00%, due 12/15/2025	$1,324,206	(a)
500,000	Ser. 2015-A, 5.13%, due 12/15/2045	517,115	(a)
		1,841,321

New Hampshire 0.3%
750,000	Nat’l Fin. Au. Rev. (Green Bond), Ser. 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	737,663	(a)

New Jersey 10.5%
1,930,000	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%,	1,977,574
	due 9/15/2023
1,230,000	New Jersey Econ. Dev. Au. Rev. (Sch. Facs. Construction), Ser. 2019-LLL, 5.00%,	1,442,851
	due 6/15/2028
	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.)
500,000	Ser. 2013, 5.25%, due 1/1/2025	558,945
500,000	Ser. 2013, 5.50%, due 1/1/2026	561,150
	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group)
1,420,000	Ser. 2013, 3.50%, due 7/1/2024	1,441,996
1,470,000	Ser. 2013, 3.63%, due 7/1/2025	1,494,417
1,520,000	Ser. 2013, 3.75%, due 7/1/2026	1,539,182
765,000	Ser. 2013, 4.00%, due 7/1/2027	781,448
180,000	New Jersey Econ. Dev. Au. Rev. Ref. (Sch. Facs. Construction), Ser. 2005-K, (AMBAC	180,934
	Insured), 5.25%, due 12/15/2020
2,065,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/2026	2,164,905
	New Jersey St. Econ. Dev. Au. Sch. Rev. (Beloved Comm. Charter, Sch., Inc. Proj.)
1,105,000	Ser. 2019-A, 5.00%, due 6/15/2049	1,148,217	(a)
725,000	Ser. 2019-A, 5.00%, due 6/15/2054	748,592	(a)
8,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	8,441,482
	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref.
1,250,000	Ser. 2018-A, 5.00%, due 12/15/2036	1,415,650
4,000,000	Ser. 2018-A, 4.25%, due 12/15/2038	4,259,720
1,000,000	Ser. 2018-A, (BAM Insured), 4.00%, due 12/15/2037	1,108,290
		29,265,353

New Mexico 0.6%
	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr. Lien Rev. (Gross
	Receipts Tax Increment Bond)
500,000	Ser. 2015, 5.25%, due 5/1/2025	503,010	(a)
1,000,000	Ser. 2015, 5.75%, due 5/1/2030	1,008,990	(a)
		1,512,000

New York 16.9%
225,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies	247,493
	Proj.), Ser. 2017-A, 5.00%, due 6/1/2035
625,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park), Ser. 2015, 5.00%,	682,988
	due 11/15/2029
1,345,000	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	1,328,604
	Build NYC Res. Corp. Rev.
1,100,000	Ser. 2014, 5.00%, due 11/1/2024	1,183,523
835,000	Ser. 2014, 5.25%, due 11/1/2029	894,176
975,000	Ser. 2014, 5.50%, due 11/1/2044	1,023,360
250,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%,	266,915	(a)
	due 6/1/2047

See Notes to Financial Statements	16

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$825,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	$861,275	(a)
	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts)
305,000	Ser. 2013-A, 3.88%, due 4/15/2023	309,660
1,450,000	Ser. 2013-A, 5.00%, due 4/15/2043	1,483,147
910,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%,	964,136	(a)
	due 1/1/2025
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
700,000	Ser. 2014, 5.00%, due 7/1/2023	757,120
735,000	Ser. 2014, 5.00%, due 7/1/2024	815,740
390,000	Ser. 2018, 5.00%, due 7/1/2030	455,645
1,400,000	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond-Reenergy Black River LLC Proj.), Ser.	1,328,796	(a)
	2014, 5.25%, due 1/1/2024
	Metro. Trans. Au. Rev. (Green Bond)
8,500,000	Ser. 2020-D-3, 4.00%, due 11/15/2049	8,506,885
3,000,000	Ser. 2020-D-3, 4.00%, due 11/15/2050	2,999,970
5,000,000	New York City IDA Rev. (Yankee Stadium Proj.), Ser. 2020, 3.00%, due 3/1/2049	4,874,800
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-2, 5.38%,	516,895	(a)
	due 11/15/2040
3,200,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%,	3,603,808
	due 7/1/2028 Pre-Refunded 7/1/2023
2,300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group),	2,698,475
	Ser. 2018-A, 5.00%, due 8/1/2035
2,000,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due	2,119,860
	4/1/2027
70,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., Ser. 2007-142, (LOC: Royal Bank of	70,000	(f)
	Canada), 0.14%, due 10/1/2037
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term.	2,160,860
	C&D Redev.), Ser. 2018, 5.00%, due 1/1/2033
	Newburgh G.O. (Deficit Liquidation)
520,000	Ser. 2012-B, 5.00%, due 6/15/2021	531,024
550,000	Ser. 2012-B, 5.00%, due 6/15/2022	580,069
1,435,000	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/2023 Pre-	1,524,128
	Refunded 5/1/2022
1,155,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%, due	1,208,661
	11/1/2026
2,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	2,280,780
600,000	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%,	580,470	(a)
	due 6/1/2030
		46,859,263

North Carolina 4.8%
4,000,000	North Carolina HFA Homeownership Ref. Rev., Ser. 2020-45, (GNMA/FNMA/FHLMC Insured),	3,945,200
	2.20%, due 7/1/2040
1,115,000	North Carolina Med. Care Commission Hlth. Care Facs. Rev. (Lutheran Svc. For Aging, Inc.),	1,127,588
	Ser. 2012-A, 4.25%, due 3/1/2024
	North Carolina Med. Care Commission Retirement Facs. Rev.
1,070,000	Ser. 2013, 5.13%, due 7/1/2023	1,093,208
2,000,000	Ser. 2020-A, 4.00%, due 9/1/2050	2,051,620
700,000	North Carolina Med. Care Commission Retirement Facs. Rev. (Twin Lakes Comm.), Ser. 2019-	748,797
	A, 5.00%, due 1/1/2049
3,875,000	North Carolina St. Turnpike Au., Ser. 2020, 5.00%, due 2/1/2024	4,377,859
		13,344,272

See Notes to Financial Statements	17

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Ohio 5.4%
$7,220,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2,	$7,724,317
	5.00%, due 6/1/2055
2,060,000	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/2027 Pre-Refunded 1/1/2022	2,173,630
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019, 5.00%,	508,760	(a)
	due 7/1/2049
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%,	1,025,530
	due 6/1/2041 Putable 10/1/2029
3,500,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition	3,484,075
	Proj.), Ser. 2020-A, 3.00%, due 5/1/2023
		14,916,312

Oklahoma 1.1%
2,000,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.00%,	2,350,840
	due 8/15/2033
	Tulsa Arpt. Imp. Trust Ref. Rev.
250,000	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/2024	285,358
400,000	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/2025	454,152
		3,090,350

Oregon 0.0%(g)
30,000	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured), 3.50%,	30,144
	due 7/1/2027

Pennsylvania 6.6%
	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.)
500,000	Ser. 2012, 3.50%, due 5/1/2025	513,700
350,000	Ser. 2012, 3.60%, due 5/1/2026	359,397
2,830,000	Lancaster Co. Hosp. Au. Ref. Rev. (Hlth. Centre-Landis Homes Retirement Comm. Proj.), Ser.	2,892,317
	2015-A, 4.25%, due 7/1/2030
1,250,000	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/2028	1,406,862
	Pre-Refunded 5/1/2023
3,430,000	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%,	3,620,674
	due 4/1/2027 Pre-Refunded 4/1/2022
2,625,000	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A, 5.00%,	2,847,757
	due 11/1/2024
2,350,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A,	1,997,500	(a)
	6.75%, due 12/1/2053
500,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser.	486,940	(a)
	2019, 5.75%, due 6/1/2036
	Pennsylvania St. Turnpike Commission Rev.
150,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	150,672
705,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	708,187
145,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	145,650
3,000,000	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2019-A, 4.00%,	3,295,650
	due 12/1/2049
		18,425,306

See Notes to Financial Statements	18

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Puerto Rico 6.3%
$16,373,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	$17,402,043

Rhode Island 1.1%
3,045,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Rev. (Homeownership Opportunity), Ser. 2020-73-	3,060,438
	A, 2.30%, due 10/1/2040

South Carolina 1.5%
1,500,000	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A,	1,387,665
	7.75%, due 10/1/2057
2,325,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC,	2,071,389	(a)
	Proj.), Ser. 2018-A, 7.00%, due 11/1/2038
750,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC	552,292	(a)
	Proj.), Ser. 2017, 6.25%, due 2/1/2045
		4,011,346

Tennessee 0.8%
2,000,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	2,247,500
	5.25%, due 9/1/2023

Texas 5.2%
250,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due	264,202
	8/15/2045
	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy)
425,000	Ser. 2014-A, 5.88%, due 3/1/2024	446,437
1,000,000	Ser. 2014-A, 6.63%, due 3/1/2029	1,090,070
730,000	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/2042	813,906
475,000	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/2022	479,674
250,000	Dallas Co. Flood Ctrl. Dist. Ref. G.O., Ser. 2015, 5.00%, due 4/1/2028	261,775	(a)
2,000,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/2042	2,062,220
1,000,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.), Ser.	1,059,670
	2013-B, 5.75%, due 1/1/2028
	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation)
165,000	Ser. 2012-A, 4.00%, due 2/15/2022	169,184
1,000,000	Ser. 2012-A, 5.00%, due 2/15/2032	1,036,890
	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy)
545,000	Ser. 2019, 5.00%, due 8/15/2039	563,928	(a)
520,000	Ser. 2019, 5.00%, due 8/15/2049	533,801	(a)
1,225,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A,	1,091,267
	7.25%, due 12/1/2053
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park	417,145
	Carriage), Ser. 2016-C, 5.75%, due 7/1/2051
1,250,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express	1,388,925
	Managed Lanes Proj.), Ser. 2019-A, 4.00%, due 12/31/2039
1,500,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%,	1,555,875
	due 11/1/2021
1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019,	1,136,760
	5.00%, due 6/30/2058
		14,371,729

See Notes to Financial Statements	19

Schedule of Investments Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

Utah 3.0%
	Salt Lake City Arpt. Rev.
$1,000,000	Ser. 2017-A, 5.00%, due 7/1/2042	$1,146,820
2,000,000	Ser. 2017-A, 5.00%, due 7/1/2047	2,276,080
1,000,000	Ser. 2018-A, 5.00%, due 7/1/2043	1,163,550
3,000,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%,	3,520,560
	due 2/15/2028
	Utah Hsg. Corp. Single Family Mtge. Rev.
50,000	Ser. 2011-A2, Class I, 5.25%, due 7/1/2021	50,302
55,000	Ser. 2011-A2, Class I, 5.45%, due 7/1/2022	55,381
		8,212,693

Vermont 2.4%
	Vermont Std. Assist. Corp. Ed. Loan Rev.
1,600,000	Ser. 2012-A, 5.00%, due 6/15/2021	1,633,024
210,000	Ser. 2013-A, 4.25%, due 6/15/2024	218,127
480,000	Ser. 2013-A, 4.35%, due 6/15/2025	498,595
720,000	Ser. 2013-A, 4.45%, due 6/15/2026	746,950
230,000	Ser. 2013-A, 4.55%, due 6/15/2027	238,282
1,800,000	Ser. 2014-A, 5.00%, due 6/15/2024	2,013,570
1,105,000	Ser. 2015-A, 4.13%, due 6/15/2027	1,186,947
		6,535,495

Virginia 0.2%
530,000	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC), Ser. 2013-A, 4.00%,	539,360
	due 12/1/2022

Washington 2.9%
6,700,000	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%, due	7,209,937
	1/1/2028
790,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%,	899,778
	due 8/15/2026
		8,109,715

Wisconsin 2.5%
$870,000	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory, Inc.), Ser. 2015, 4.95%, due 3/1/2030	$912,012	(a)
200,000	Pub. Fin. Au. Ed. Rev. (Resh Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/2035	206,508	(a)
2,800,000	Pub. Fin. Au. Hsg. Rev. (Dogwood Hsg., Inc. Southeast Portfolio Proj.), Ser. 2016-A, 4.25%,	2,384,480
	due 12/1/2051
1,330,000	Pub. Fin. Au. Rev. Ref. (Roseman Univ. Hlth. Sciences Proj.), Ser. 2015, 5.00%, due 4/1/2025	1,393,481
2,000,000	Pub. Fin. Au. Sr. Rev. (Wonderful Foundations Charter Sch. Portfolio Proj.), Ser. 2020-A-1,	1,998,100	(a)
	5.00%, due 1/1/2055
		6,894,581
	Total Investments 160.1% (Cost $412,143,280)	444,425,826
	Other Assets Less Liabilities 1.3%	3,507,233
	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized
	deferred offering costs of $20,475) (61.4)%	(170,379,525)
	Net Assets Applicable to Common Stockholders 100.0%	$277,553,534

See Notes to Financial Statements	20

Schedule of Investments Municipal Fund Inc.^
(cont’d)

(a)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $51,762,981, which represents 18.6% of net assets applicable to common stockholders of the Fund.

(b)	Defaulted security.

(c)	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

(d)	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

(e)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

(f)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2020.

(g)	Represents less than 0.05% of net assets applicable to common stockholders of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$444,425,826	$—	$444,425,826
Total Investments	$—	$444,425,826	$—	$444,425,826

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	21

Schedule of Investments New York Municipal Fund Inc.^
October 31, 2020

PRINCIPAL AMOUNT		VALUE

Municipal Notes 162.8%

American Samoa 0.8%
$500,000	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/2029	$576,160

California 5.0%
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redak Svcs. So. California LLC	125,000	(a)(b)
	Proj.), Ser. 2016, 7.00%, due 12/1/2027
345,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC,	333,201	(a)
	Proj.), Ser. 2019, 7.50%, due 12/1/2040
3,115,000	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM	3,034,322
	Insured), 0.00%, due 8/1/2024
		3,492,523

Illinois 1.5%
1,000,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/2023	1,036,450

Kansas 0.6%
440,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019,	431,248
	3.60%, due 6/1/2030

Louisiana 0.8%
500,000	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser.	534,525
	2013-A, 7.63%, due 12/15/2028

New York 142.2%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380,000	Ser. 2014-A, 5.00%, due 12/1/2027	423,320
375,000	Ser. 2014-A, 5.00%, due 12/1/2028	415,864
270,000	Ser. 2014-A, 5.00%, due 12/1/2029	297,667
1,645,000	Broome Co. Local Dev. Corp. Rev. (United Hlth. Svc.), Ser. 2020, (AGM Insured), 3.00%, due	1,625,030
	4/1/2045
500,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%,	534,455
	due 8/1/2047
1,325,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.),	1,457,460
	Ser. 2017-A, 5.00%, due 6/1/2035
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500,000	Ser. 2015, 5.00%, due 11/15/2027	551,795
500,000	Ser. 2015, 5.00%, due 11/15/2028	548,595
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270,000	Ser. 2014-A, 5.00%, due 6/1/2026	315,039
225,000	Ser. 2014-A, 5.00%, due 6/1/2029	260,264
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250,000	Ser. 2014, 5.00%, due 7/1/2022	266,730
500,000	Ser. 2014, 5.00%, due 7/1/2029	559,215
1,250,000	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/2045	1,234,762
	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
155,000	Ser. 2015, 5.00%, due 6/1/2026	177,644
125,000	Ser. 2015, 5.00%, due 6/1/2027	142,728
195,000	Ser. 2015, 5.00%, due 6/1/2028	221,643
220,000	Ser. 2015, 5.00%, due 6/1/2029	248,820
325,000	Ser. 2015, 5.00%, due 6/1/2030	366,207
565,000	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/2024	607,900
750,000	Build NYC Res. Corp. Rev. (Metro. Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%, due	800,745	(a)
	6/1/2047
575,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	600,283	(a)
305,000	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%, due	309,660
	4/15/2023

See Notes to Financial Statements	22

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$180,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%, due	$190,708	(a)
	1/1/2025
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200,000	Ser. 2016-A-1, 5.00%, due 7/1/2041	212,916
275,000	Ser. 2016-A-1, 5.00%, due 7/1/2046	290,414
1,000,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/2021	1,028,840
1,270,000	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/2021	1,319,517
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
405,000	Ser. 2018, 5.00%, due 7/1/2031	470,399
425,000	Ser. 2018, 5.00%, due 7/1/2032	490,854
450,000	Ser. 2018, 5.00%, due 7/1/2033	516,928
580,000	Islip, G.O., Ser. 2012, 3.00%, due 8/1/2025	591,896
	Metro. Trans. Au. Rev. (Green Bond)
1,500,000	Ser. 2020-C-1, 5.00%, due 11/15/2050	1,620,375
2,000,000	Ser. 2020-D-3, 4.00%, due 11/15/2049	2,001,620
300,000	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%,	334,209
	due 1/15/2029
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500,000	Ser. 2013-A, 5.00%, due 10/1/2024	542,415
500,000	Ser. 2013-A, 5.00%, due 10/1/2025	541,460
250,000	Ser. 2013-A, 4.00%, due 10/1/2026	260,730
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120,000	Ser. 2012-A, 5.00%, due 6/1/2023	1,177,064
210,000	Ser. 2012-A, 5.00%, due 6/1/2025	220,500
1,265,000	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured),	1,470,917
	5.00%, due 9/1/2027
2,000,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/2028 Pre-Refunded 4/1/2023	2,228,740
2,000,000	Nassau Co. IDA Civic Fac. Rev. (Cold Spring Harbor Laboratory), (LOC: TD Bank N.A.), Ser. 1999,	2,000,000	(c)
	Ser. 1999, (LOC: TD Bank N.A.), 0.11%, due 1/1/2034
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group
	Proj.)
500,000	Ser. 2014, 5.00%, due 7/1/2023	554,160
1,000,000	Ser. 2014, 5.00%, due 7/1/2027	1,132,540
4,175,000	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/2046	4,175,459
200,000	New York City G.O., (LOC: Barclays Bank PLC), Subser. 2010-G-4, 0.11%, due 3/1/2039	200,000	(c)
3,000,000	New York City IDA Rev. (Yankee Stadium Proj.), Ser. 2020, 3.00%, due 3/1/2049	3,017,760
	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds)
200,000	(LOC: JP Morgan Chase Bank N.A.), Ser. 2014-AA-1, 0.11%, due 6/15/2050	200,000	(c)
250,000	(LOC: JP Morgan Chase Bank N.A.), Ser. 2014-AA-2, 0.11%, due 6/15/2050	250,000	(c)
260,000	(LOC: State Street Bank and Trust Co.), Ser. 2016-BB-1B, 0.13%, due 6/15/2049	260,000	(c)
	New York City Transitional Fin. Au. Rev. (Future Tax Secured)
200,000	(LOC: JP Morgan Chase Bank N.A.), Subser. 2012-C-4, 0.11%, due 11/1/2036	200,000	(c)
100,000	(LOC: JP Morgan Chase Bank N.A.), Subser. 2016-E4, 0.11%, due 2/1/2045	100,000	(c)
750,000	New York City Trust for Cultural Res. Ref. Rev. (Lincoln Ctr. for the Performing Arts, Inc.), Ser.	856,027
	2020-A, 4.00%, due 12/1/2035
500,000	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due	516,895	(a)
	11/15/2040
2,000,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due	2,746,640
	10/1/2035
750,000	New York Liberty Dev. Corp. Rev. Ref. (Bank of America Tower at One Bryant Park Proj.), Ser.	715,372
	2019, Class 3, 2.80%, due 9/15/2069
1,815,000	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A, 3.00%,	1,989,803
	due 7/1/2027 Pre-Refunded 7/1/2024
780,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013,	826,192
	4.63%, due 7/1/2025
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due	835,470
	7/1/2046
2,000,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig.	2,041,340
	Group), Ser. 2011-A, 4.38%, due 5/1/2026 Pre-Refunded 5/1/2021

See Notes to Financial Statements	23

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

$1,375,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser.	$1,459,947
	2012, 4.00%, due 7/1/2028 Pre-Refunded 7/1/2022
2,540,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Univ. Dorm. Fac.), Ser. 2018-A,	2,987,091
	5.00%, due 7/1/2048
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated
	Group)
460,000	Ser. 2014-A, 4.00%, due 1/1/2026	474,853
470,000	Ser. 2014-A, 4.00%, due 1/1/2027	483,367
200,000	Ser. 2014-A, 4.00%, due 1/1/2028	205,200
275,000	Ser. 2014-A, 4.13%, due 1/1/2029	282,659
1,350,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due	1,520,356
	7/1/2028 Pre-Refunded 7/1/2023
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics &	771,885	(a)
	Technology), Ser. 2016, 5.00%, due 12/1/2026
1,500,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Oblig. Group), Ser. 2018-	1,759,875
	A, 5.00%, due 8/1/2035
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400,000	Ser. 2017, 5.00%, due 12/1/2035	456,876	(a)
200,000	Ser. 2017, 5.00%, due 12/1/2036	227,472	(a)
400,000	Ser. 2017, 5.00%, due 12/1/2037	453,808	(a)
2,000,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/2026	2,187,080
	New York St. Env. Facs. Corp. Solid Waste Disp. Rev. (Casella Waste Sys. Inc. Proj.)
500,000	Ser. 2014, 2.88%, due 12/1/2044 Putable 12/3/2029	489,980	(a)
500,000	Ser. 2020-R-1, 2.75%, due 9/1/2050 Putable 9/2/2025	502,785
1,000,000	New York St. HFA Rev., Ser. 2020-H, 2.45%, due 11/1/2044	989,550
960,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/2027	985,363
200,000	New York St. HFA Rev. (North End Avenue Hsg.), Ser. 2004-A, 0.11%, due 11/15/2036	200,000	(c)
1,045,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/2027	1,107,627
320,000	New York St. Mtge. Agcy. Homeowner Mtge. Rev., (LOC: Barclays Bank PLC), Ser. 2006-135,	320,000	(c)
	0.14%, due 4/1/2037
1,500,000	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int’l	1,490,625
	Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031
2,000,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D	2,160,860
	Redev.), Ser. 2018, 5.00%, due 1/1/2033
1,545,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-	1,585,541
	A, 4.00%, due 7/1/2041
785,000	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/2022	827,916
	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.)
640,000	Ser. 2012-A, 5.00%, due 5/1/2025 Pre-Refunded 5/1/2022	679,750
300,000	Ser. 2012-A, 5.00%, due 5/1/2026 Pre-Refunded 5/1/2022	318,633
1,000,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Proj.), Ser. 2018-A, 4.75%,	1,013,160	(a)
	due 11/1/2042
1,100,000	Niagara Falls City Sch. Dist. Ref. Cert. of Participation (High Sch. Fac.), Ser. 2015, (AGM Insured),	1,220,549
	4.00%, due 6/15/2026
	Niagara Frontier Trans. Au. Rev. Ref. (Buffalo Niagara Int’l Arpt.)
375,000	Ser. 2019-A, 5.00%, due 4/1/2037	450,097
350,000	Ser. 2019-A, 5.00%, due 4/1/2038	418,807
350,000	Ser. 2019-A, 5.00%, due 4/1/2039	417,575
	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.)
1,250,000	Ser. 2019-A, (AGM Insured), 3.00%, due 12/1/2044	1,273,850
2,000,000	Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	2,238,000
1,500,000	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/2021	1,532,310
500,000	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred), Ser. 2017, 5.00%, due	578,625
	4/15/2057
1,410,000	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due	1,515,130
	7/1/2028
1,980,000	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due	2,125,768
	11/1/2025
135,000	Triborough Bridge & Tunnel Au. Spec. Oblig., Ser. 1998-A, (National Public Finance Guarantee	141,650
	Corp. Insured), 4.75%, due 1/1/2024

See Notes to Financial Statements	24

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

PRINCIPAL AMOUNT		VALUE

	TSASC Inc. Rev. Ref.
$580,000	Ser. 2017-A, 5.00%, due 6/1/2028	$704,393
3,000,000	Ser. 2017-A, 5.00%, due 6/1/2041	3,367,110
3,000,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/2028	3,421,170
1,000,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due	967,450	(a)
	6/1/2030
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825,000	Ser. 2016, 5.00%, due 11/1/2030	928,628
1,000,000	Ser. 2016, 3.75%, due 11/1/2037	1,024,900
665,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%,	715,121
	due 10/15/2049
		99,077,378

Ohio 0.3%
230,000	So. Ohio port. Exempt Fac. Au. Rev., Ser. 2020-A, 7.00%, due 12/1/2042	230,147

Pennsylvania 2.9%
	Pennsylvania St. Turnpike Commission Rev.
285,000	Ser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	286,277
305,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	306,366
1,410,000	Subser. 2010-B2, 6.00%, due 12/1/2034 Pre-Refunded 12/1/2020	1,416,373
		2,009,016

Puerto Rico 7.7%
5,017,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	5,332,319

Texas 0.5%
400,000	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	80,000	(a)(b)
	7.75%, due 1/1/2045
325,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A,	289,520
	7.25%, due 12/1/2053
		369,520

Wisconsin 0.5%
300,000	Pub. Fin. Au. Retirement Fac. Rev. Ref. (Friends Homes), Ser. 2019, 5.00%, due 9/1/2054	326,535	(a)

	Total Municipal Notes (Cost $108,502,534)	113,415,821

UNITS

Liquidating Trust - Real Estate 2.3%
600	CMS Liquidating Trust (Cost $3,105,388)	1,620,000	*(d)(e)
	Total Investments 165.1% (Cost $111,607,923)	115,035,821
	Other Assets Less Liabilities 1.3%	909,461
	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized deferred	(46,279,521)
	offering costs of $20,479) (66.4)%
	Net Assets Applicable to Common Stockholders 100.0%	$69,665,761

See Notes to Financial Statements	25

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

*	Non-income producing security.

(a)

Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2020, these securities amounted to $7,353,998, which represents 10.6% of net assets applicable to common stockholders of the Fund.

(b)	Defaulted security.

(c)

Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2020.

(d)	Value determined using significant unobservable inputs.

(e)

This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale.

At October 31, 2020, this security amounted to $1,620,000, which represents 2.3% of net assets applicable to common stockholders of the Fund.

Acquisition
Cost
			Percentage		Fair Value
			of Net Assets		Percentage
			Applicable		of Net Assets
			to Common		Applicable
			Stockholders		to Common
			as of		Stockholders
	Acquisition	Acquisition	Acquisition	Value as of	as of
Restricted Security	Date	Cost	Date	10/31/2020	10/31/2020
CMS Liquidating Trust	11/21/2012	$3,105,388	4.1%	$1,620,000	2.3%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes(a)	$—	$113,415,821	$—	$113,415,821
Liquidating Trust - Real Estate	—	—	1,620,000	1,620,000
Total Investments	$—	$113,415,821	$1,620,000	$115,035,821

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

See Notes to Financial Statements	26

Schedule of Investments New York Municipal Fund Inc.^
(cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance,	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as of
	11/1/2019	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	10/31/2020	10/31/2020
(000’s omitted)
Investments in
Securities:
Units
Liquidating
Trust—
Real Estate	$1,488	$—	$—	$132	$—	$—	$—	$—	$1,620	$132
Total	$1,488	$—	$—	$132	$—	$—	$—	$—	$1,620	$132

The following table presents additional information about the valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2020.

						Impact to
						valuation
						from
Asset	Fair value	Valuation	Unobservable	Amount or	Weighted	increase
class	at 10/31/2020	approach	input	Range	Average	in input
Units	$1,620,000	Income Approach	Discount Rate	10.0%	10.0%	Decrease

^	A balance indicated with a “—”, reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements	27

Statements of Assets and Liabilities

Neuberger Berman

	CALIFORNIA		NEW YORK
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	October 31, 2020	October 31, 2020	October 31, 2020
Assets
Investments in securities, at value* (Note A)—see Schedule of
Investments:
Unaffiliated issuers(a)	$138,080,638	$444,425,826	$115,035,821
Cash	39,807	688,105	806,869
Interest receivable	1,629,083	5,688,511	1,486,074
Receivable for securities sold	45,000	115,000	—
Prepaid expenses and other assets	15,819	23,358	15,269
Total Assets	139,810,347	450,940,800	117,344,033
Liabilities
Variable Rate Municipal Term Preferred Shares, Series A
($100,000 liquidation value per share; 550, 1,704 and
463 shares outstanding for California Fund, Municipal Fund
and New York Fund, respectively) † (Note A)	54,979,521	170,379,525	46,279,521
Distributions payable—preferred shares	47,541	147,291	40,021
Distributions payable—common stock	248,687	1,175,002	199,695
Payable to investment manager (Note B)	29,546	94,912	24,535
Payable for securities purchased	—	1,349,782	1,003,556
Payable to administrator (Note B)	35,455	113,894	29,441
Payable to directors	20,942	20,942	20,942
Other accrued expenses and payables	82,494	105,918	80,561
Total Liabilities	55,444,186	173,387,266	47,678,272
Net Assets applicable to Common Stockholders	$84,366,161	$277,553,534	$69,665,761
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$77,403,189	$258,119,779	$70,290,130
Total distributable earnings/(losses)	6,962,972	19,433,755	(624,369)
Net Assets applicable to Common Stockholders	$84,366,161	$277,553,534	$69,665,761
Shares of Common Stock Outstanding ($0.0001 par value;
999,996,410, 999,990,206 and 999,996,517 shares authorized for
California Fund, Municipal Fund and New York Fund, respectively)	5,551,044	18,818,096	5,077,417
Net Asset Value Per Share of Common Stock Outstanding	$15.20	$14.75	$13.72
* Cost of Investments
(a) Unaffiliated Issuers	$127,971,039	$412,143,280	$111,607,923

† Net of unamortized deferred offering costs of:	$20,479	$20,475	$20,479

See Notes to Financial Statements	28

Statements of Operations

Neuberger Berman

	CALIFORNIA		NEW YORK
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended
	October 31, 2020	October 31, 2020	October 31, 2020
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$5,403,896	$18,421,151	$4,188,353
Expenses:
Investment management fees (Note B)	348,493	1,126,099	290,227
Administration fees (Note B)	418,191	1,351,319	348,272
Audit fees	50,816	50,361	50,816
Basic maintenance (Note A)	12,000	12,000	12,000
Custodian and accounting fees	74,775	96,926	72,795
Insurance	4,518	14,680	3,788
Legal fees	27,120	60,999	27,519
Stockholder reports	15,613	48,839	12,974
Stock exchange listing fees	4,945	15,971	4,154
Stock transfer agent fees	22,700	22,653	22,656
Distributions to Variable Rate Municipal Term Preferred Shareholders
and amortization of offering costs (Note A)	916,808	2,809,906	774,088
Directors’ fees and expenses	56,550	56,756	56,535
Miscellaneous	27,878	30,081	27,044
Total expenses	1,980,407	5,696,590	1,702,868
Net investment income/(loss)	$3,423,489	$12,724,561	$2,485,485

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	160,540	(607,097)	(245,279)
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(2,738,602)	(8,887,682)	(1,556,889)
Net gain/(loss) on investments	(2,578,062)	(9,494,779)	(1,802,168)
Net increase/(decrease) in net assets applicable to Common
Stockholders resulting from operations	$845,427	$3,229,782	$683,317

See Notes to Financial Statements	29

Statements of Changes in Net Assets

Neuberger Berman

	CALIFORNIA
	MUNICIPAL FUND INC.		MUNICIPAL FUND INC.
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2020	October 31, 2019	October 31, 2020	October 31, 2019
Increase/(Decrease) in Net Assets Applicable
to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$3,423,489	$3,012,347	$12,724,561	$12,451,641
Net realized gain/(loss) on investments	160,540	(334,279)	(607,097)	(942,677)
Change in net unrealized appreciation/
(depreciation) of investments	(2,738,602)	7,257,671	(8,887,682)	17,789,151
Net increase/(decrease) in net assets applicable to
Common Stockholders resulting from operations	845,427	9,935,739	3,229,782	29,298,115
Distributions to Common Stockholders
From (Note A):
Distributable earnings	(2,984,241)	(2,866,649)	(14,096,302)	(14,089,600)
Tax return of capital	—	(117,592)	—	—
Total distributions to Common Stockholders	(2,984,241)	(2,984,241)	(14,096,302)	(14,089,600)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends
and distributions	—	—	187,009	27,186
Net Increase/(Decrease) in Net Assets
Applicable to Common Stockholders	(2,138,814)	6,951,498	(10,679,511)	15,235,701

Net Assets Applicable to
Common Stockholders:
Beginning of year	86,504,975	79,553,477	288,233,045	272,997,344
End of year	$84,366,161	$86,504,975	$277,553,534	$288,233,045

See Notes to Financial Statements	31

NEW YORK
MUNICIPAL FUND INC.
Fiscal Year Ended	Fiscal Year Ended
October 31, 2020	October 31, 2019

$2,485,485	$2,424,897
(245,279)	(434,582)

(1,556,889)	4,316,776

683,317	6,307,091

(2,396,338)	(2,281,639)
—	(114,699)
(2,396,338)	(2,396,338)

—	—

(1,713,021)	3,910,753

71,378,782	67,468,029
$69,665,761	$71,378,782

See Notes to Financial Statements	32

Notes to Financial Statements Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman California Municipal Fund Inc. (“California Fund”), Neuberger Berman Municipal Fund Inc. (“Municipal Fund”) and Neuberger Berman New York Municipal Fund Inc. (“New York Fund”), (each individually a “Fund”, and collectively, the “Funds”) were organized as Maryland corporations on July 29, 2002. California Fund and New York Fund registered as non-diversified, closed-end management investment companies and Municipal Fund registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Each Fund is currently a diversified fund. Each Fund’s Board of Directors (“Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “—”, reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management” or “NBIA”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – unadjusted quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal notes and liquidating trust - real estate is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing services to value municipal notes and liquidating trust - real estate include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

33

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3	Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4	Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2020, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2020 were as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
California Fund	$128,096,508	$11,528,353	$1,544,223	$9,984,130
Municipal Fund	412,373,896	37,510,983	5,459,053	32,051,930
New York Fund	111,868,715	5,707,162	2,540,056	3,167,106

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, net operating losses written off and taxable overdistribution.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, net asset value (“NAV”) or NAV per share of the Funds. For the year ended October 31, 2020, the Funds recorded permanent reclassifications primarily related to one or more of the following: non-deductible stock issuance costs, adjustments to the prior period accumulated balances and net operating losses written off. For the year ended October 31, 2020, the Funds recorded the following permanent reclassifications:

		Distributable
	Paid-in Capital	Earnings/(Losses)
California Fund	$(14,552)	$14,552
Municipal Fund	(14,550)	14,550
New York Fund	(41,407)	41,407

The tax character of distributions paid during the years ended October 31, 2020, and October 31, 2019, was as follows:

	Distributions Paid From:
					Long-Term
	Tax-Exempt		Ordinary		Capital		Return of
	Income		Income		Gain		Capital		Total
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
California Fund	$3,871,277	$4,316,185	$15,220	$19,798	$—	$—	$—	$117,592	$3,886,497	$4,453,575
Municipal Fund	16,662,963	18,343,429	228,692	258,542	—	—	—	—	16,891,655	18,601,971
New York Fund	3,155,873	3,500,458	—	2,016	—	—	—	114,699	3,155,873	3,617,173

As of October 31, 2020, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized	Loss	Other
	Ordinary	Tax-Exempt	Long-Term	Appreciation/	Carryforwards	Temporary
	Income	Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
California Fund	$—	$469,969	$—	$9,984,130	$(3,194,898)	$(296,229)	$6,962,972
Municipal Fund	—	1,707,888	—	32,051,930	(13,003,770)	(1,322,293)	19,433,755
New York Fund	—	88,286	—	3,167,106	(3,640,045)	(239,716)	(624,369)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: defaulted bond adjustments, timing differences of fund level distributions and tax adjustments related to partnerships and other investments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2020, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term	Short-Term
California Fund	$2,509,456	$685,442
Municipal Fund	11,221,416	1,782,354
New York Fund	2,895,802	744,243

During the year ended October 31, 2020, California Fund utilized capital loss carryforwards of $169,980.

5	Distributions to common stockholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common stockholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common stockholders are recorded on the ex-date. Distributions to preferred stockholders are accrued and determined as described in Note A-7.

On November 16, 2020, each Fund declared a monthly distribution to common stockholders payable December 15, 2020, to stockholders of record on November 30, 2020, with an ex-date of November 27, 2020 as follows:

Distribution per share
California Fund	$0.04480
Municipal Fund	0.06244
New York Fund	0.03933

On December 15, 2020, each Fund declared a monthly distribution to common stockholders payable January 15, 2021, to stockholders of record on December 31, 2020, with an ex-date of December 30, 2020 as follows:

Distribution per share
California Fund	$0.04480
Municipal Fund	0.06244
New York Fund	0.03933

6	Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage: California Fund, Municipal Fund and New York Fund issued Variable Rate Municipal Term Preferred Shares (“VMTPS”) on June 30, 2014, July 1, 2014 and July 2, 2014, respectively, as follows:

Shares
California Fund	590
Municipal Fund	1,794
New York Fund	483

On April 1, 2019, the Funds extended the maturity and completed a partial redemption of VMTPS. After such partial redemptions, the Funds had VMTPS outstanding as follows:

	Shares	Shares
	Redeemed	Outstanding
California Fund	40	550
Municipal Fund	90	1,704
New York Fund	20	463

Each Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“VMTPS Liquidation Value”). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in each Fund’s Statement of Assets and Liabilities.

The distribution rate for each Fund’s VMTPS is calculated based on the applicable SIFMA (“Securities Industry and Financial Markets Association”) Municipal Swap Index plus a spread. The table below sets forth key terms of each Fund’s VMTPS.

		Term		Aggregate
		Redemption	Shares	Liquidation
Fund	Series	Date	Outstanding	Preference
California Fund	Series A	3/31/2022	550	$55,000,000
Municipal Fund	Series A	3/31/2022	1,704	$170,400,000
New York Fund	Series A	3/31/2022	463	$46,300,000

The Funds have paid up front expenses in connection with offering the VMTPS, which are being amortized over the life of the VMTPS. The expenses are included in the “Distributions to Variable Rate Municipal Term Preferred Shareholders and amortization of offering costs (Note A)” line item that is reflected in the Statements of Operations.

Each Fund may redeem its VMTPS, in whole or in part, at its option after giving notice to the relevant holders of its VMTPS. Each Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude a Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of its VMTPS at the VMTPS Liquidation Value. The holders of the VMTPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of the VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of the VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on its VMTPS for two consecutive years.

During the year ended October 31, 2020, the average aggregate liquidation preference value outstanding and average annualized distribution rate of the VMTPS were $55,000,000 and 1.64%, $170,400,000 and 1.64%, and $46,300,000 and 1.64%, for California Fund, Municipal Fund and New York Fund, respectively.

8	Securities lending: Each Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

During the year ended October 31, 2020, the Funds did not participate in securities lending.

9	Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California Fund and New York Fund normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

10	Indemnifications: Like many other companies, the Funds’ organizational documents provide that their officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

11	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street for the preparation of this report which is reflected in the Statements of Operations under the caption “Basic maintenance expense (Note A).”

12	Other matters—Coronavirus: The outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact the issuers of the securities held by the Funds.

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee at an annual rate of 0.25% of the Fund’s average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, any VMTPS Liquidation Value is not considered a liability.

Each Fund retains NBIA as its administrator under an Administration Agreement. Each Fund pays NBIA an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

Note C—Securities Transactions:

During the year ended October 31, 2020, there were purchase and sale transactions of long-term securities as follows:

	Purchases	Sales
California Fund	$36,806,591	$38,368,672
Municipal Fund	176,241,145	178,144,625
New York Fund	33,388,224	36,552,262

Note D—Capital:

Transactions in shares of common stock for the years ended October 31, 2020 and October 31, 2019 were as follows:

	Stock Issued on		Net Increase/(Decrease)
	Reinvestment of Dividends		in Common Stock
	and Distributions		Outstanding
	2020	2019	2020	2019
California Fund	—	—	—	—
Municipal Fund	12,293	1,765	12,293	1,765
New York Fund	—	—	—	—

Note E—Change in Accounting Principle:

In March 2017, FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20) — Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities held at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The adoption resulted in a change in accounting principle, since the Funds had historically amortized such premiums to maturity for GAAP. Accordingly, the Funds have adopted ASU 2017-08 to amend the premium amortization period for certain purchased callable debt securities with non-contingent call features to the earliest call date.

In accordance with the transition provisions of the standard, each Fund applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment directly to the component of net assets as of the beginning of the period of adoption that decreased the beginning of period cost of investments and increased the unrealized appreciation on investments as follows:

Adjustment
California Fund	$823,588
Municipal Fund	1,084,303
New York Fund	793,953

This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings/(loss) or the NAV of each Fund. With respect to each Fund’s results of operations, amortization of premium to first call date accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Note F—Recent Accounting Pronouncement:

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”) (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

39

Financial Highlights

California Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2020		2019		2018		2017		2016
Common Stock Net Asset Value,
Beginning of Year	$15.58		$14.33		$15.22		$15.67		$15.34

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.62		0.54		0.51		0.61		0.63
Net Gains or Losses on Securities
(both realized and unrealized)	(0.46)		1.25		(0.83)		(0.41)		0.47
Total From Investment Operations
Applicable to Common Stockholders	0.16		1.79		(0.32)		0.20		1.10

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.54)		(0.52)		(0.54)		(0.65)		(0.77)
Tax Return of Capital	—		(0.02)		(0.03)		—		—
Total Distributions to Common Stockholders	(0.54)		(0.54)		(0.57)		(0.65)		(0.77)
Common Stock Net Asset Value,
End of Year	$15.20		$15.58		$14.33		$15.22		$15.67
Common Stock Market Value,
End of Year	$12.86		$13.92		$12.08		$13.91		$15.57
Total Return, Common Stock Net Asset Value†	1.57%		13.19%		(1.59)%		1.60%[a]		7.28%
Total Return, Common Stock Market Value†	(3.82)%		19.96%		(9.23)%		(6.55)%[a]		6.67%

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$84.4		$86.5		$79.6		$84.5		$87.0
Preferred Stock Outstanding,
End of Year (in millions)	$55.0	ØØ	$55.0	ØØ	$59.0	ØØ	$59.0	ØØ	$59.0
Preferred Stock Liquidation Value Per Share	$100,000		$100,000		$100,000		$100,000		$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.35%		3.05%		3.17%		2.76%		2.40%
Ratio of Net ExpensesØ	2.35%		3.05%		3.17%		2.70%[b]		2.40%
Ratio of Net Investment Income/(Loss)	4.06%		3.59%		3.41%		4.04%[b]		3.95%
Portfolio Turnover Rate	27%		25%		30%		36%		12%
Asset Coverage Per Share of Preferred
Stock, End of Year¢	$253,442		$257,409		$235,042		$243,283		$247,614

See Notes to Financial Highlights	40

Financial Highlights

Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "-" indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2020		2019		2018		2017		2016
Common Stock Net Asset Value,
Beginning of Year	$15.33		$14.52		$15.49		$16.06		$15.84

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.68		0.66		0.69		0.74		0.77
Net Gains or Losses on Securities
(both realized and unrealized)	(0.51)		0.90		(0.89)		(0.48)		0.35
Total From Investment Operations
Applicable to Common Stockholders	0.17		1.56		(0.20)		0.26		1.12

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.75)		(0.75)		(0.77)		(0.83)		(0.90)
Common Stock Net Asset Value,
End of Year	$14.75		$15.33		$14.52		$15.49		$16.06
Common Stock Market Value,
End of Year	$14.15		$15.57		$12.62		$14.92		$15.34
Total Return, Common Stock Net Asset Value†	1.40%		11.18%		(0.85)%		1.83%[a]		7.19%
Total Return, Common Stock Market Value†	(4.23)%		29.92%		(10.54)%		2.68%[a]		4.42%

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$277.6		$288.2		$273.0		$291.3		$301.8
Preferred Stock Outstanding,
End of Year (in millions)	$170.4	ØØ	$170.4	ØØ	$179.4	ØØ	$179.3	ØØ	$179.4
Preferred Stock Liquidation Value Per Share	$100,000		$100,000		$100,000		$100,000		$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.03%		2.66%		2.69%		2.31%		2.00%
Ratio of Net ExpensesØ	2.03%		2.66%		2.69%		2.29%[b]		2.00%
Ratio of Net Investment Income/(Loss)	4.54%		4.39%		4.54%		4.78%[b]		4.70%
Portfolio Turnover Rate	39%		44%		24%		20%		19%
Asset Coverage Per Share of Preferred
Stock, End of Year¢	$262,958		$269,321		$252,390		$262,497		$268,414

See Notes to Financial Highlights	41

Financial Highlights

New York Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "-" indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2020		2019		2018		2017		2016
Common Stock Net Asset Value,
Beginning of Year	$14.06		$13.29		$14.10		$14.56		$14.31

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.49		0.48		0.50		0.55		0.57
Net Gains or Losses on Securities
(both realized and unrealized)	(0.36)		0.76		(0.82)		(0.47)		0.30
Total From Investment Operations
Applicable to Common Stockholders	0.13		1.24		(0.32)		0.08		0.87

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.47)		(0.45)		(0.49)		(0.54)		(0.62)
Tax Return of Capital	—		(0.02)		—		—		—
Total Distributions to Common Stockholders	(0.47)		(0.47)		(0.49)		(0.54)		(0.62)
Common Stock Net Asset Value,
End of Year	$13.72		$14.06		$13.29		$14.10		$14.56
Common Stock Market Value,
End of Year	$11.64		$12.39		$11.13		$12.44		$13.44
Total Return, Common Stock Net Asset Value†	1.45%		9.96%		(1.69)%		1.04%[a]		6.27%
Total Return, Common Stock Market Value†	(2.33)%		15.71%		(6.68)%		(3.43)%[a]		1.87%

Supplemental Data/Ratios
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$69.7		$71.4		$67.5		$71.6		$73.9
Preferred Stock Outstanding,
End of Year (in millions)	$46.3	ØØ	$46.3	ØØ	$48.3	ØØ	$48.3	ØØ	$48.3
Preferred Stock Liquidation Value Per Share	$100,000		$100,000		$100,000		$100,000		$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.44%		3.10%		3.16%		2.75%		2.39%
Ratio of Net ExpensesØ	2.44%		3.10%		3.16%		2.69%[b]		2.39%
Ratio of Net Investment Income/(Loss)	3.56%		3.45%		3.65%		3.92%[b]		3.90%
Portfolio Turnover Rate	29%		29%		19%		25%		10%
Asset Coverage Per Share of Preferred
Stock, End of Year¢	$250,508		$254,281		$239,886		$248,341		$253,212

See Notes to Financial Highlights	42

Notes to Financial Highlights Municipal Closed-End Funds

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

Ø	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2020	2019	2018	2017	2016
California Fund	1.07%	1.75%	1.83%	1.41%	1.06%
Municipal Fund	1.00%	1.59%	1.62%	1.24%	0.92%
New York Fund	1.09%	1.74%	1.78%	1.36%	1.01%

ØØ	Net of unamortized deferred issuance costs. The unamortized deferred issuance costs were:

	Year Ended October 31,
	2020	2019	2018	2017
California Fund	$20,479	$35,031	$19,412	$48,977
Municipal Fund	20,475	35,027	37,703	94,807
New York Fund	20,479	35,031	18,355	46,048
¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS) from the Fund’s total assets and dividing by the number of VMTPS outstanding.

a	In May 2016, the Funds’ custodian, State Street, announced that it had identified inconsistencies in the way in which the Funds were invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015, and refunded to the Funds certain expenses, plus interest, determined to be payable to the Funds for the period. These amounts had no impact on the Funds’ total returns for the year ended October 31, 2017.

b	The custodian expenses refund noted in (a) above is non-recurring and is included in these ratios. Had the Funds not received the refund, the annualized ratio of net expenses to average net assets applicable to common stockholders and the annualized ratio of net investment income/(loss) to average net assets applicable to common stockholders would have been:

	Ratio of Net Expenses
	to Average Net Assets	Ratio of Net Investment Income/
	Applicable to Common	(Loss) to Average Net Assets
	Stockholders	Applicable to Common Stockholders
	Year Ended	Year Ended
	October 31, 2017	October 31, 2017
California Fund	2.76%	3.98%
Municipal Fund	2.31%	4.75%
New York Fund	2.75%	3.86%

43

Report of Independent Registered Public Accounting Firm

To the Stockholders and Boards of Directors of:
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman California Municipal Fund Inc., Neuberger Berman Municipal Fund Inc., and Neuberger Berman New York Municipal Fund Inc. (collectively referred to as the “Funds”), including the schedules of investments, as of October 31, 2020 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at October 31, 2020, the results of their operations for the year ended, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 21, 2020

44

Fund Investment Objectives, Policies and Risks

Investment Objectives and Policies

Neuberger Berman California Municipal Fund Inc. (NBW)

The Fund’s investment objective is to provide a high level of current income exempt from federal income tax and California personal income tax. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in securities of municipal issuers that provide interest income that is exempt from federal income tax and California personal income tax; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s distributions are generally exempt from federal income tax and California personal income tax, although stockholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item.

Municipal securities that provide interest income that is exempt from federal income tax and California personal income tax include securities issued by the State of California, any of its political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however, stockholders would be provided at least 60 days’ notice of any changes. The Fund’s policy of investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax and California personal income tax is a fundamental policy that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)).

The Fund may invest in municipal obligations of any maturity or duration and does not have a target maturity or duration. Under normal market conditions, the Fund will invest at least 70% of its total assets in municipal securities that, at the time of investment, are rated within the four highest rating categories by at least one independent credit rating agency or, if unrated, are determined by the Fund’s portfolio managers to be of comparable quality. The Fund may invest up to 30% of its total assets in municipal securities that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund’s portfolio managers. The Fund will not invest more than 25% of its total assets in any industry. The Fund may invest more than 25% of its assets in industrial development bonds. The Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal income tax and/or California personal income tax. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security.

The Fund uses leverage to pursue its investment objective and has issued Variable Rate Municipal Term Preferred Shares (the “Preferred Shares”). Under the 1940 Act, the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

45

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and pre-refunded bonds. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s shares of common stock.

Neuberger Berman Municipal Fund Inc. (NBH)

The Fund’s investment objective is to provide a high level of current income exempt from federal income tax. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in securities of municipal issuers that provide interest income that is exempt from federal income tax; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s distributions are generally exempt from federal income tax, although stockholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item. A portion of the distributions you receive may also be exempt from state and local income taxes, depending on where you live.

Municipal securities that provide interest income that is exempt from federal income tax include securities issued by state and local governments, including U.S. territories and possessions, political subdivisions, agencies and public authorities.

The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however, stockholders would be provided at least 60 days’ notice of any changes. The Fund’s policy of investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax is a fundamental policy that may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Fund may invest in municipal obligations of any maturity or duration and does not have a target maturity or duration. Under normal market conditions, the Fund will invest at least 70% of its total assets in municipal securities that, at the time of investment, are rated within the four highest rating categories by at least one independent credit rating agency or, if unrated, are determined by the Fund’s portfolio managers to be of comparable quality. The Fund may invest up to 30% of its total assets in municipal securities that, at the time of investment, are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund’s portfolio managers. The Fund will not invest more than 25% of its total assets in any industry and the Fund normally will not invest more than 5% of its total assets in the securities of any single issuer. The Fund may invest more than 25% of its total assets in industrial development bonds or in issuers located in the same state. The Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal income tax. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security.

46

The Fund uses leverage to pursue its investment objective and has issued Variable Rate Municipal Term Preferred Shares (the “Preferred Shares”). Under the 1940 Act, the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and pre-refunded bonds. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s shares of common stock.

Neuberger Berman New York Municipal Fund Inc. (NBO)

The Fund’s investment objective is to provide a high level of current income exempt from federal income tax and New York State and New York City personal income taxes. There is no assurance that the Fund will achieve its investment objective.

The Fund seeks to achieve its investment objective by normally investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in securities of municipal issuers that provide interest income that is exempt from federal income tax and New York State and New York City personal income taxes; however, the Fund may invest without limit in municipal securities the interest on which may be an item of tax preference for purposes of the federal alternative minimum tax (“Tax Preference Item”). The Fund’s distributions are generally exempt from federal income tax and New York State and New York City personal income taxes, although stockholders may have to pay an alternative minimum tax on income deemed to be a Tax Preference Item.

Municipal securities that provide interest income that is exempt from federal income tax and New York State and New York City personal income taxes include securities issued by the State of New York, any of its political subdivisions, agencies, or instrumentalities, or by U.S. territories and possessions, such as Guam, the U.S. Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

The Fund’s investment objective is not fundamental and may be changed by the Fund’s Board of Directors without stockholder approval, however, stockholders would be provided at least 60 days’ notice of any changes. The Fund’s policy of investing at least 80% of its total assets (including proceeds from the issuance of any preferred stock and the proceeds of any borrowings for investment purposes) in municipal securities that provide interest income that is exempt from federal income tax and New York State and New York City personal income taxes are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act).

The Fund may invest in municipal obligations of any maturity or duration and does not have a target maturity or duration. Under normal market conditions, the Fund will invest at least 70% of its total assets in municipal securities that, at the time of investment, are rated within the four highest rating categories by at least one independent credit rating agency or, if unrated, are determined by the Fund’s portfolio managers to be of comparable quality. The Fund may invest

47

up to 30% of its total assets in municipal securities that at the time of investment are rated Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Fund’s portfolio managers. The Fund will not invest more than 25% of its total assets in any industry. The Fund may invest more than 25% of its assets in industrial development bonds. The Fund may invest up to 20% of its total assets in securities the interest income on which is subject to federal income tax and/or New York State and/or New York City personal income taxes. All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security.

The Fund uses leverage to pursue its investment objective and has issued Variable Rate Municipal Term Preferred Shares (the “Preferred Shares”). Under the 1940 Act, the Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. The Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, the Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

The Fund may invest in all types of municipal bonds, including general obligation bonds, revenue bonds and pre-refunded bonds. The Fund may invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Fund’s shares of common stock.

Risk Factors for the Funds

This section contains a discussion of principal risks of investing in each Fund. The net asset value per share (“NAV”) and market price of, and distributions paid on, each Fund’s shares of common stock will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each of the following risks, which are described in alphabetical order and not in order of importance, can significantly affect a Fund’s performance. The relative importance of, or potential exposure as a result of, each of these risks will vary based on market and other investment-specific considerations. Each Fund may be subject to other risks in addition to those identified below. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Call Risk. Upon the issuer’s desire to call a security, or under other circumstances where a security is called, including when interest rates are low and issuers opt to repay the obligation underlying a “callable security” early, the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates. In addition, the Fund may realize a taxable gain or loss on such securities.

California State Specific Risk (NBW Only). Because the Fund invests primarily in municipal securities of California issuers, it is more vulnerable to unfavorable economic, political and regulatory developments in California than are funds that invest in municipal securities of many states.

Credit Risk. Credit risk is the risk that issuers, guarantors, or insurers may fail, or become less able or unwilling, to pay interest and/or principal when due. Changes in the actual or perceived creditworthiness of an issuer or a downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk.

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Distressed Securities Risk. Distressed securities may present a substantial risk of default, including the loss of the entire investment, or may be in default. The Fund may not receive interest payments on the distressed securities and may incur costs to protect its investment. The prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility and it may be difficult to value such securities. In certain periods, there may be little or no liquidity in the markets for distressed securities meaning that the Fund may be unable to exit its position.

Interest Rate Risk. The Fund’s distribution rate and NAV will fluctuate in response to changes in interest rates. In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Issuer-Specific Risk. An individual security may be more volatile, and may perform differently, than the market as a whole.

Leverage Risk. The Fund’s use of leverage may cause higher volatility for the Fund’s NAV, market price, and distribution rate. Leverage typically magnifies the total return of the Fund’s portfolio, whether that return is positive or negative. Leverage is intended to increase common stock net income, but there is no assurance that the Fund’s leveraging strategy will be successful or that the use of leverage will result in a higher yield on the Fund’s shares of common stock. Leverage may also increase the Fund’s liquidity risk, as the Fund may need to sell securities at inopportune times to stay within Fund, contractual or regulatory limits. The Fund’s use of leverage may increase operating costs, which may reduce total return. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

Liquidity Risk. From time to time, the trading market for a particular investment in which the Fund invests, or a particular type of instrument in which the Fund is invested, may become less liquid or even illiquid. Illiquid investments frequently can be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them. Certain investments that were liquid when the Fund purchased them may become illiquid, sometimes abruptly. Additionally, market closures due to holidays or other factors may render a security or group of securities (e.g., securities tied to a particular country or geographic region) illiquid for a period of time. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such securities or other investments may be volatile. During periods of substantial market volatility, an investment or even an entire market segment may become illiquid, sometimes abruptly, which can adversely affect the Fund’s ability to limit losses.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) and unrated debt securities determined to be of comparable quality involve greater risks than investment grade debt securities. Such securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. These securities also may require a greater degree of judgment to establish a price and may be difficult to sell at the time and price the Fund desires. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment grade debt securities, and the overreliance on credit ratings may present additional risks.

Market Premium/Discount Risk. The market price of the Fund’s shares of common stock will generally fluctuate in accordance with changes in the Fund’s NAV as well as the relative supply of and demand for shares on the secondary market. The Fund’s investment advisor cannot predict whether shares will trade below, at or above their NAV because the shares trade on the secondary market at market prices and not at NAV. Because the market price of the shares of common stock will be determined by factors such as relative supply of and demand for the common shares in the market, general

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market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Common stockholders bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s NAV than at the time of purchase.

Municipal Securities Risk. The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality or other issuer, or an insurer of municipal securities, may make it difficult for it to pay interest and principal when due and may affect the overall municipal securities market. To the extent that the Fund invests a significant portion of its assets in the municipal securities of a particular state or U.S. territory or possession, there is greater risk that political, regulatory, economic or other developments within that jurisdiction may have a significant impact on the Fund’s investment performance. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. Municipal issuers have on occasion defaulted on obligations, been downgraded, or commenced insolvency proceedings.

Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market. Interest on municipal securities paid out of current or anticipated revenues from a specific project or specific asset (so-called “private activity bonds”) may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity could affect the economic viability of facilities that are the sole source of revenue to support private activity bonds. To the extent that the Fund earns interest income on private activity bonds, a part of its dividends will be a Tax Preference Item.

Municipal bonds may be bought or sold at a market discount (i.e., a price less than the bond’s principal amount or, in the case of a bond issued with original issue discount (“OID”), a price less than the amount of the issue price plus accrued OID). If the market discount is more than a de minimis amount, and if the bond has a maturity date of more than one year from the date it was issued, then any market discount that accrues annually, or any gains earned on the disposition of the bond, generally will be subject to federal income taxation as ordinary (taxable) income rather than as capital gains. Some municipal securities, including those in the high yield market, may include transfer restrictions similar to restricted securities (e.g., may only be transferred to qualified institutional buyers and purchasers meeting other qualification requirements set by the issuer). As such, it may be difficult to sell municipal securities at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value.

New York State Specific Risk (NBO Only). Because the Fund invests primarily in municipal securities of New York issuers, it is more vulnerable to unfavorable economic, political and regulatory developments in New York than are funds that invest in municipal securities of many states. The economic and financial condition of New York State, New York City and other municipalities of New York are closely related, and any financial difficulty in these jurisdictions may have an adverse effect on New York municipal securities held by the Fund. Certain issuers of New York municipal securities have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations.

Operational and Cybersecurity Risk. The Fund and its service providers, and your ability to transact with the Fund, may be negatively impacted due to operational matters arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Manager or the other Fund service providers to identify all of the cybersecurity or other operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

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Recent Market Conditions. National economies are increasingly interconnected, as are global financial markets, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Some countries, including the U.S., have in recent years adopted more protectionist trade policies. The rise in protectionist trade policies, changes to some major international trade agreements and the potential for changes to others, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. Equity markets in the U.S. and China have been very sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing public health measures. Governments and central banks have moved to limit the potential negative economic effects of the COVID-19 pandemic with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks have reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Funds and their advisers, as well as many of the companies in which they invest, are subject to regulation by the federal government. Over the past several years, the U.S. has moved away from tighter industry regulation, a trend that may change going forward. Increased regulation may impose added costs on the Fund and its service providers for monitoring and compliance, and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time.

The impact of the United Kingdom’s (“UK”) vote to leave the European Union (the “EU”), commonly referred to as “Brexit,” is impossible to know for sure until it is more completely implemented. The effect on the economies of the United Kingdom and the EU will likely depend on the nature of trade relations between the UK and the EU and other major economies following Brexit, which are subject to negotiation and the political processes of the nations involved. Although the UK formally left the EU on January 31, 2020, the parties are continuing to trade under the established rules while a new agreement is negotiated. The UK government has insisted that this agreement must be completed by December 31, 2020, which may be difficult to achieve. Thus, there is still a possibility that the parties will enter 2021 without a trade agreement, which could be disruptive to the economies of both regions.

Climate Change. Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may not ever recover their value. Large wildfires driven by high winds and prolonged drought may devastate businesses and entire communities and may be very costly to any business found to be responsible for the fire. Regulatory changes tied to concerns about climate change could adversely affect the value of certain land and the viability of certain industries.

These losses could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold.

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LIBOR Transition. Trillions of dollars’ worth of financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR). LIBOR is produced daily by averaging the rates for inter-bank lending reported by a number of banks. Current plans call for LIBOR to be phased out by the end of 2021. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program. The Fund could experience losses if judgments about risk prove to be incorrect.

Sector Risk. From time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Shareholder Activism Risk. Shareholder activism can take many forms, including making public demands that the Fund consider certain alternatives, engaging in public campaigns to attempt to influence the Fund’s governance and/or management, commencing proxy contests in an effort to elect the activists’ representatives or others to the Fund’s Board of Directors or to seek other actions such as a tender offer or Fund liquidation, and commencing litigation. Shareholder activism arises in a variety of situations, and has been increasing in the closed-end fund space recently. While the Fund is currently not subject to any shareholder activism, due to the potential volatility of the Fund’s common stock market price and for a variety of other reasons, the Fund may in the future become the target of shareholder activism. Shareholder activism could result in substantial costs and divert Management’s and the Fund’s Board’s attention and resources from its business. Also, the Fund may be required to incur significant legal and other expenses related to any activist shareholder matters. Further, the Fund’s stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism. Shareholder activists seek short-term actions that can increase Fund costs per share and be detrimental to long-term stockholders.

Valuation Risk. The Fund may not be able to sell an investment at the price at which the Fund has valued the investment. Such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market or other conditions make it difficult to value some investments, SEC rules and applicable accounting protocols may require the Fund to value these investments using more subjective methods, known as fair value methodologies. Using fair value methodologies to price investments may result in a value that is different from an investment’s most recent price and from the prices used by other funds to calculate their NAVs. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

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Distribution Reinvestment Plan for each Fund

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

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Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

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Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

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Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	American Stock Transfer & Trust Company, LLC
1290 Avenue of the Americas	Plan Administration Department
New York, NY 10104-0002	P.O. Box 922
877.461.1899	Wall Street Station
New York, NY 10269-0560

Custodian	Overnight correspondence should be sent to:
State Street Bank and Trust Company	American Stock Transfer & Trust Company, LLC
One Lincoln Street	6201 15th Avenue
Boston, MA 02111	Brooklyn, NY 11219

Transfer Agent	Legal Counsel
American Stock Transfer & Trust Company, LLC	K&L Gates LLP
6201 15th Avenue	1601 K Street, NW
Brooklyn, NY 11219	Washington, DC 20006-1600
Shareholder Services 866.227.2136
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

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Directors and Officers

The following tables set forth information concerning the Directors and Officers of each of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA. Each Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	46	Director, UJA Federation of Greater New York, since 2019; Trustee, Jewish Theological Seminary, since 2015; Director, Legility, Inc. (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; formerly, Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; formerly, Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

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Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	46	Director, 1 William Street Credit Income Fund, since 2018; Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	46	None.

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Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

CLASS II

Independent Directors

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	46	Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; formerly, Director, Fordham University, 2001 to 2018; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014; formerly, Member of Board of Governors, Investment Company Institute.

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Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	46	Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	46	Director, 1 William Street Credit Income Fund, since 2018; Director and Chair, Thrivent Church Loan and Income Fund, since 2018; formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

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Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	46	Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.	46	Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

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Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

James G. Stavridis (1955)	Director since 2015	Operating Executive, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	46	Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	46	Director, ERA Coalition (not-for-profit), 2019 to 2020; Director, Re belle Media (a privately held TV and film production company), since 2018; formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

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Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Director since 2009	President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman BD LLC and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), NBIA (formerly, Neuberger Berman Fixed Income LLC and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.	46	Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The Class I, Class II and Class III Directors shall serve until the Annual Meeting of Stockholders held in 2021, 2022 and 2023, respectively, and each third Annual Meeting of Stockholders thereafter, or until their successors have been duly elected and qualified.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates.

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Information about the Officers of the Fund

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002	Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President — Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013	Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011	Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018	Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)	General Counsel and Head of Compliance — Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 — 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002	Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008	Managing Director, Neuberger Berman, since 2013; Chief Operating Officer — Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015	Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-nine registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005	Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005	Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)	Pursuant to the Bylaws of each Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. Each Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The portfolio holdings information on Forms N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

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Notice to Stockholders

In early 2021 you will receive information to be used in filing your 2020 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar year 2020. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2020, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax are as follows:

California Municipal Fund Inc.	99.61%
Municipal Fund Inc.	98.65%
New York Municipal Fund Inc.	100.00%

Report of Votes of Stockholders

The Annual Meeting of Stockholders was held on October 29, 2020. Stockholders voted to elect four Class III Directors to serve until the Annual Meeting of Stockholders in 2023, or until their successors are elected and qualified. Class I Directors (which include Marc Gary, Michael M. Knetter and Peter P. Trapp (preferred stock only)) and the Class II Directors (which include Michael J. Cosgrove, Deborah C. McLean, George W. Morriss (preferred stock only) and Tom D. Seip) continue to hold office until the Annual Meeting in 2021 and 2022, respectively, or until their successors are elected and qualified.

To elect four Class III Directors to serve until the Annual Meeting of Stockholders in 2023 or until their successors are elected and qualified.

CALIFORNIA FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Joseph V. Amato	4,203,980	514,344	—	—
Martha C. Goss	4,195,642	522,682	—	—
James G. Stavridis	4,203,980	514,344	—	—
Candace L. Straight	4,204,568	513,756	—	—

MUNICIPAL FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Joseph V. Amato	13,730,541	340,219	—	—
Martha C. Goss	13,664,408	406,352	—	—
James G. Stavridis	13,725,591	345,169	—	—
Candace L. Straight	13,536,169	534,591	—	—

NEW YORK FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Joseph V. Amato	3,697,839	554,667	—	—
Martha C. Goss	3,646,518	605,988	—	—
James G. Stavridis	3,693,794	558,712	—	—
Candace L. Straight	3,646,184	606,322	—	—

Board Consideration of the Management Agreements

On an annual basis, the Boards of Directors (each, a “Board” and, collectively, the “Boards”) of Neuberger Berman California Municipal Fund Inc., Neuberger Berman Municipal Fund Inc., and Neuberger Berman New York Municipal Fund Inc. (each, a “Fund” and, collectively, the “Funds”), including the Directors who are not “interested persons” of the Funds or of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates) (“Independent Fund Directors”), consider whether to continue each Fund’s management agreement with Management (the “Agreements” and, with respect to each Fund, the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on October 1, 2020, each Board, including the Independent Fund Directors, approved the continuation of the Agreement for each Fund.

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Boards to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, each Board also considered the broad range of information relevant to the annual contract review that is provided to each Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value and common stock market prices, portfolio risk, use of leverage, information regarding share price premiums and/or discounts, and other portfolio information for its Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and stockholder and other services provided by Management and its affiliates. A Contract Review Committee, which is comprised of Independent Fund Directors, was established by each Board to assist in its evaluation and analysis of materials for the annual contract review. The Boards have also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committees and the full Boards, which considers that information as part of the annual contract review process. Each Board’s Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to it by Independent Counsel; its own business judgment; and developments in the industry, in the markets, in fund regulation and litigation, and in Management’s business model.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committees and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Boards’ contract approval process and material factors that the Boards considered at their meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of its Fund’s Agreement, each Board evaluated the terms of the Agreement, the overall fairness of the Agreement to its Fund, and whether the Agreement was in the best interests of the Fund and Fund stockholders. Each Board’s determination to approve the continuation of its Fund’s Agreement was based on a comprehensive consideration of all information provided to each Board throughout the year and specifically in connection with the annual contract review. Each Board considered its Fund’s investment management agreement separately from those of the other Funds.

This description is not intended to include all of the factors considered by the Boards. The Board members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. Each Board focused on the costs and benefits of its Fund’s Agreement to the Fund and, through the Fund, Fund stockholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, each Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for its Fund. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance services. The Boards also considered Management’s policies and practices regarding trade execution, trading costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Boards considered Management’s approach to potential conflicts of interest both generally and between the Funds’ investments and those of other funds or accounts managed by Management. The Boards also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Boards recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Boards noted that Management is also responsible for monitoring compliance with the Funds’ investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Boards considered that Management has developed a leverage structure for the Funds tailored to each Fund’s investment strategy and needs, has monitored each Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time. The Boards also considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor to each Fund, for which it is entitled to reasonable compensation. The Directors also considered that Management’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Boards consider on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Boards noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund, and that some funds have been liquidated without ever having been profitable to Management.

The Boards also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Boards also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. The Board noted Management’s largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic. In addition, the Boards noted the positive compliance history of Management, as no significant compliance problems were reported to the Boards with respect to Management. The Boards also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Boards also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Boards also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Boards considered actions taken by Management in response to recent market conditions, such as changes in fixed-income market liquidity, the economic dislocation and rise in volatility that accompanied shutdowns related to the efforts to stem the spread of COVID-19, and considered the overall performance of Management in this context. The Boards also noted that Management actively monitors any discount from net asset value per share at which the Funds’ common stock trades and evaluates potential ways to mitigate the discount and potential impacts on the discount, including the level of distributions that the Funds pay. The Boards likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt each Fund’s long-term investment program.

Fund Performance

The Boards requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to a group of industry peers (“Expense Group”) and a broader universe of funds pursuing generally similar strategies with the same investment classification and/ or objective (“Performance Universe”). Each Board considered its Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems. The Boards also considered the impact and inherent limitation on the comparisons due to the small number of funds included in the Expense Groups and Performance Universes noting, among other things, that the peer groups for California Municipal Fund Inc. and New York Municipal Fund Inc. included national funds and state specific funds that were not focused on California and New York, respectively. In this regard, the Boards recognized that the number of leveraged closed-end funds pursuing similar strategies with the same investment classification and/or objective as the Funds has decreased over time. The Boards also recognized the limitations inherent in comparing the Funds’ performance to a benchmark index due to the Funds’ use of leverage and pursuit of investment strategies that is not tied directly to an index. The Boards also recognized the inherent limitations in comparing performance of peer funds utilizing leverage in light of, among other things, the impacts due to the level and type of leverage utilized and when peer funds entered into their leverage arrangements (which can impact pricing and, therefore, cost and performance). The Boards also considered the premium/discount levels at which peer funds traded along with the distribution rates and yields of those funds.

With respect to investment performance, each Board considered information regarding its Fund’s short-, intermediate-and long-term performance, net of its Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Boards also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Performance Universe referenced in this section was identified by the consulting firm, as discussed above. For any period of underperformance, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for the Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance.

The Boards identified the Funds as having underperformed in certain of these comparisons to an extent, and over a period of time, that the Boards felt warranted additional inquiry, and discussed with Management the Funds’ performance, potential reasons for the relative performance, and steps that Management had taken, or intended to take, to improve performance. The Boards’ Closed-End Funds Committees also met with the portfolio managers of the Funds during the 12 months prior to voting on the contract renewals to discuss the Funds’ performance, distribution levels, and the use of leverage. The Boards noted that the type, amount and term of the leverage are consistent with the portfolio managers’ preferences for the Funds’ investment strategies. The Boards also took into account the positive impact the Funds’ leverage arrangements had on performance. Each Board also considered Management’s responsiveness with respect to the relative performance. In this regard, each Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of its Fund’s Agreement and that, after considering all relevant factors, it determined to approve the continuation of the Agreement notwithstanding its Fund’s relative performance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of each Agreement, the Boards considered the fee structure for Funds under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. Each Board reviewed a comparison of its Fund’s management fee to its Expense Group. The Boards noted that the comparative management fee analysis includes, in the Funds’ management fee, the separate administrative fees paid to Management. However, the Boards noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Boards also considered the Funds’ total expense ratio as compared with its Expense Group as a way of taking account of these differences. The Boards considered that only leveraged closed-end funds were considered for inclusion in the Expense Groups presented for comparison with the Funds but also noted the challenges associated with making comparisons regarding expenses for leveraged closed-end funds. The Boards took into account Management’s representations that relevant expenses would be difficult for the consulting firm to fully and accurately identify due to, among other things, differences in the type of leverage used and the way such leverage costs are reported. The Boards also considered Management’s representations regarding the potential impact on expenses due to the time at which the funds in the Expense Groups entered into their leverage arrangements and the funds’ fiscal year-ends (which determine the time period for which leverage costs are reported). With this understanding, the Boards considered the investment-related expenses of the Funds and the funds in the Expense Groups that the consulting firm was able to identify. The Boards also considered Management’s representations that there were certain characteristics of leverage that increased leverage expenses but provided benefits and value to stockholders that were not reflected in the Funds’ expense ratios. The Boards also considered that, in comparison to certain other products managed by Management, including open-end funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, including those associated with less liquid holdings and the use of leverage.

Each Board considered its Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds), as well as the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to its Fund’s Expense Group. The Boards were aware of the additional expenses borne by common stockholders as a result of the Funds’ leveraged structure. The Boards took into account that Management has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest. They also considered Management’s representation that it continues to believe the use of leverage is in the best interests of each Fund’s stockholders regardless of the level of compensation Management receives. In determining to renew the Agreement, the Boards took into account Management’s representations regarding the effect that the cost of leverage had on each Fund’s total expenses relative to its peers with different types and levels of leverage and noted Management’s efforts to ensure the Fund’s leverage arrangements were among the best available for a fund of its size and investment strategy and with its preferences regarding types and levels of leverage at the time the Fund entered into its leverage arrangements. In addition, each Board considered its Closed-End Fund Committee’s ongoing evaluation of its Fund, including the use of leverage and the specific leverage arrangements.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Boards reviewed specific data as to Management’s estimated profit on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, but including year-over-year changes in each of Management’s reported expense categories. (The Boards also reviewed data on Management’s estimated profit on each Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Boards considered the cost allocation methodology that Management used in developing its estimated profitability figures. In recent years, each Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit was not unreasonable.

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Recognizing that there is no uniform methodology regarding the allocation of firm-wide or complex-wide expenses within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Boards, in recent years, requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Boards further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Boards recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Boards also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. Each Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on review, concluded that Management’s reported level of estimated profitability on each Fund was reasonable.

Information Regarding Services to Other Clients

The Boards also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. The Boards compared the fees charged to the Funds to the fees charged to such comparable funds, noting Management’s representation that there were no such separate accounts. The Boards considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and such comparable funds, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Boards explored with Management its assertion that although, generally, the rates of fees paid by such funds, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Boards also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Funds and noted that there is little expectation that closed-end funds will show significant economies of scale. The Boards considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may experience asset growth through investment performance and/or the increased use of leverage. The Boards also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Boards. The Boards considered that this is a way of sharing economies of scale with each Fund and its stockholders.

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Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Boards considered the following information. The Performance Universes referenced in this section were identified by the consulting firm, as discussed above and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. For any period of underperformance, the Boards considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the rankings for fees and total expenses (net of waivers or other adjustments, if any) on managed assets for a Fund compared to its Expense Group, the first quintile, or lowest ranking, represents the lowest fees and/or total expenses and the fifth quintile, or highest ranking, represents the highest fees and/or total expenses.

●	California Municipal Fund Inc.— The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period, the third quintile for the 3-year period, the second quintile for the 5-year period, and the fifth quintile for the 10-year period. The Board noted that the benchmark is a nationwide index of municipal securities and that the Fund’s relative performance may have been affected by the way in which the market for California municipal securities performed versus the nationwide average. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee were each the same as two other peer funds, and each ranked lowest out of five funds, total expenses ranked highest out of five funds, and total expenses excluding the investment-related expenses and taxes identified by the consulting firm ranked fourth out of five funds. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that period.

●	Municipal Fund Inc.— The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-, 5-, and 10-year periods and the fourth quintile for the 3-year period. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, total expenses ranked in the fifth quintile, and total expenses excluding the investment-related expenses and taxes identified by the consulting firm ranked in the fourth quintile.

●	New York Municipal Fund Inc.— The Board considered that, based on performance data for the periods ended December 31, 2019: (1) as compared to its benchmark, the Fund’s performance was higher for the 1- and 10-year periods and lower for the 3- and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-, 3-, 5-, and 10-year periods. The Board also noted that the benchmark is a nationwide index of municipal securities and that the Fund’s relative performance may have been affected by the way in which the market for New York municipal securities performed versus the nationwide average. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, total expenses ranked in the fourth quintile, and total expenses excluding the investment-related expenses and taxes identified by the consulting firm ranked in the third quintile.

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Conclusions

In approving the continuation of its Fund’s Agreement, each Board concluded that, in its business judgment, the terms of its Fund’s Agreement are fair and reasonable to its Fund and that approval of the continuation of the Agreement is in the best interests of its Fund and Fund stockholders. In reaching this determination, each Board considered that Management could be expected to continue to provide a high level of service to its Fund; that the Board retained confidence in Management’s capabilities to manage the Fund; that its Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and Management’s affiliates by virtue of their relationship with its Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to its Fund. The Boards’ conclusions may be based in part on their consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Boards’ ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

77

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of stockholders and is not an offer for shares of the Funds.

H0649 12/20

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman California Municipal Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $46,298 and $45,111 for the fiscal years ended 2019 and 2020, respectively.

(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit

Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020,

respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $9,950 and $13,250 for the fiscal years ended 2019 and 2020, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2019 and 2020, respectively.  The Audit Committee approved 0% and  0% of these services provided by E&Y for the fiscal years ended 2019 and 2020, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $9,950 and $13,250 for the fiscal years ended 2019 and 2020, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were  $0 and  $0 for the fiscal years ended 2019 and 2020, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp.

Item 6. Schedule of Investments.

(a) The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

As of October 31, 2020, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, administering and overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of an independent third party.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with the voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in the requested manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the voting guidelines; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

James L. Iselin is a Managing Director of NBIA. He is the Head of the Municipal Fixed Income Team. Mr. Iselin joined NBIA in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group beginning in 1993.

S. Blake Miller is a Managing Director of NBIA. He is a Senior Portfolio Manager for the Municipal Fixed Income team. Mr. Miller joined NBIA in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked beginning in 1986.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2020.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)
James L. Iselin
Registered Investment Companies*	5	$970	0	$0
Other Pooled Investment Vehicles**	0	$0	0	$0
Other Accounts***	1,590	$2,110	0	$0
S. Blake Miller
Registered Investment Companies*	5	970	0	$0
Other Pooled Investment Vehicles**	0	$0	0	$0
Other Accounts***	120	$859	0	$0
* Registered Investment Companies include: Mutual Funds.
** A portion of certain accounts may be managed by other portfolio managers; however, the total assets of such accounts are included above even though the portfolio manager listed above is not involved in the day-to-day management of the entire account.
*** Other Accounts include: Institutional Separate Accounts, Sub-Advised Accounts and Managed Accounts (WRAP Accounts).

Conflicts of Interest (as of October 31, 2020)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one Fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts.  The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities or instruments held by the Fund, and which may include transactions that are directly contrary to the positions taken by the Fund.  For example, a Portfolio Manager may engage in short sales of securities or instruments for another account that are the same type of securities or instruments in which the Fund it manages also invests.  In such a case, the Portfolio Manager could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities or instruments to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent the Fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the 1940 Act prohibits the Funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the Funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the Funds may participate. Further, the Manager may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities or instruments shortly before another account bought or sold the same securities or instruments, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.  Finally, a conflict of interest may arise if the Manager and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations, certain businesses within the Neuberger Berman organization (the “Firm”) will seek access to material non-public information.  For instance, NBIA portfolio managers may obtain and utilize material non-public information in purchasing loans and other debt instruments and certain privately placed or restricted equity instruments. From time to time, NBIA portfolio managers will be offered the opportunity on behalf of applicable clients to participate on a creditors or other similar committee in connection with restructuring or other “work-out” activity, which participation could provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material nonpublic information, the Firm will attempt to balance the interests of all clients, taking into consideration relevant factors, including the extent of the prohibition on trading that would occur, the size of the Firm’s existing position in the issuer, if any, and the value of the information as it relates to the investment decision-making process. The acquisition of material non-public information would likely give rise to a conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the securities or instruments of such issuer and thereby potentially limiting the universe of securities or instruments that the Firm, including the Fund, may purchase or potentially limiting the ability of the Firm, including the Fund, to sell such securities or instruments. Similarly, where the Firm declines access to (or otherwise does not receive or share within the Firm) material non-public information regarding an issuer, the portfolio managers could potentially base investment decisions with respect to assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions. In determining whether or not to elect to receive material non-public information, the Firm will endeavor to act fairly to its clients as a whole. The Firm reserves the right to decline access to material non-public information, including declining to join a creditors or similar committee.
NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2020)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, we cannot disclose individual restrictive covenant arrangements.

 (a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	B

S. Blake Miller	A

A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2020.
(b)	The Fund did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during the fiscal year ended October 31, 2020.

Item 13. Exhibits.
(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman California Municipal Fund Inc.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 6, 2021

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 6, 2021